UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENTCOMPANIES

Investment Company Act file number_811-04787

                        Franklin New York Tax-Free Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 9/30/09
                          -------


Item 1. Reports to Stockholders.



                                    (GRAPHIC)

SEPTEMBER 30, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin New York Insured Tax-Free Income Fund

Franklin New York Intermediate-Term Tax-Free Income Fund


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                                                                 TAX-FREE INCOME

                                    FRANKLIN
                             NEW YORK TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

                                    Contents

Shareholder Letter ........................................................    1
ANNUAL REPORT
State Update and Municipal Bond Market Overview ...........................    4
Franklin New York Insured Tax-Free Income Fund ............................    8
Franklin New York Intermediate-Term Tax-Free Income Fund ..................   16
Financial Highlights and Statements of Investments ........................   25
Financial Statements ......................................................   40
Notes to Financial Statements .............................................   43
Report of Independent Registered Public Accounting Firm ...................   53
Tax Designation ...........................................................   54
Board Members and Officers ................................................   55
Shareholder Information ...................................................   60

Shareholder Letter

Dear Shareholder:

The 12-month period ended September 30, 2009, was at times astonishing, stressful and exhilarating. The period began with world financial markets teetering on the edge of a long-term global disaster. During the second half of the reporting period, those same markets had pulled back significantly from that edge, as many posted quite remarkable recoveries. Although at fiscal year-end dislocations remained and many markets needed to recover much ground, there was a general feeling the recession might be over and economic recovery could begin as early as the third or fourth quarter of calendar year 2009. Gross domestic product for the third quarter rose at a healthy estimated annualized rate of 3.5%.

The municipal bond market was one of the financial markets that seemed to have fully recovered. From the lows reached early in the reporting period, municipal securities posted healthy returns as investors bought municipal bonds either directly or through mutual funds. We attributed the rise in demand to a few factors: a gradual increase in risk appetite by investors once they felt the worst of the financial panic had passed, historically attractive municipal bond yields versus the alternatives, and the expectation of higher income taxes in the future. On the supply side, the significant event was the creation and issuance of Build America Bonds (BABs). These municipal bonds are generally taxable to the bondholder, and the federal government rebates up to 35% of the interest cost to the bond issuer. Because many issuers took advantage of the BAB program, the usual supply of tax-free municipal bonds declined significantly and contributed to higher prices. For the 12 months under review, the Barclays Capital (BC) Municipal Bond Index returned +14.85%, and securities with

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
maturities 22 years and longer, which make up a good portion of our long-term fund, returned +19.78%.(1)

As we write this letter, municipal bond yields are at their lowest levels since the late 1960s, and investment inflows are as high and powerful as we have ever seen. Although many economists are beginning to speak about the end of the recession, the consensus seems to call for a rather slow recovery with unemployment remaining at elevated levels well into 2010, if not longer. The consumer, who drives most of U.S. economic growth, is still paying down debt and saving more, which usually results in spending less. The Federal Reserve Board
(Fed) has maintained its federal funds target rate between 0% and 0.25% since December 2008 and intends to keep it there for the foreseeable future. At the same time, the Fed is assessing which emergency programs instituted in the midst of the crisis can be phased out as conditions improve. Most analysts disregard predictions and fears of inflation for now, given an acknowledged slack in the economy's productive capacity that will take some time to fill before inflationary pressures cause concern.

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin New York Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds generally provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                        2 | Not part of the annual report

Please check our website at franklintempleton.com for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

State Update and Municipal
Bond Market Overview

New York's broad-based, mature and wealthy economy attracts an educated, global workforce. However, it is highly cyclical in nature and depends heavily on New York City, headquarters for the nation's financial activities. New York City experienced steeper job losses in the current recession than in the last economic downturn because it is home to many of the banks, investment firms and other financial institutions hard-hit by the partial collapse of the banking industry amid the worst overall economic conditions since the 1930s. New York entered the national recession later than most states, and was expected to lag most states in a recovery phase. Similar to trends seen across the country, New York's housing and commercial real estate markets weakened as foreclosures spiked, construction ebbed and home prices plummeted in the wake of lower demand. Vacancy rates in New York City climbed due to the rapidly deteriorating labor market and falling consumer and business sentiment. Closely tied to plummeting earnings, consumer spending among New Yorkers fell by 8.6% in the 10 months following the September 2008 financial market meltdown.(1) With the most substantial losses in the construction, manufacturing and financial services sectors, the state unemployment rate jumped from 5.8% in September 2008 to a 25-year high of 8.9% in September 2009, though this was lower than the 9.8% national jobless rate.(2) New York is much more diversified than it was during past downturns, making it better able to weather large losses in the financial industry. Since the recession began, net gains in employment in government, education, health care and other services have helped offset losses elsewhere, and overall job losses moderated toward period-end.

The state's economic and employment slowdown significantly affected revenues and expenditures. As the economy weakened, it became evident that revenues would not meet targets. On March 29, 2009, the governor announced an enacted budget for fiscal year 2010. The budget agreement closed a multi-year $20.1 billion budget gap -- the largest in New York's history -- and reduced the state's multi-year deficit by more than 70% from approximately $85 billion to $24 billion.(3) It also included a record $6.5 billion in recurring spending reductions.(3) Key priorities and proposed reforms included overhauling the state's

(1.) Source: Fiscal Policy Institute (www.fiscalpolicy.org), "The State of
     Working New York 2009," 9/16/09.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: www.ny.gov, "Enacted Budget Achieves Governor Paterson's Key
     Priorities of Fiscal Responsibility and Government Reform," 3/29/09.


                                4 | Annual Report

Rockefeller Drug Law, Medicaid reimbursement system and Empire Zone program, and closing underutilized state facilities such as prisons and youth centers. The federal government's stimulus package, specifically the American Recovery and Reinvestment Act (ARRA), helped keep the Empire State's deep recession from being even worse. Two components of the stimulus plan -- state and local fiscal relief and aid to the unemployed, needy individuals, seniors and people with disabilities -- had particularly beneficial effects in New York. The state will receive about 10% of the ARRA's overall $140 billion in state and local fiscal relief, and used the initial proceeds during spring 2009 to close nearly one third of the aforementioned $20.1 billion budget gap for fiscal years 2009 and 2010.(1)

Over the past several years, New York's outstanding tax-supported debt has increased. The state ranked fifth in the nation in terms of net tax-supported debt per capita and as a percent of personal income.(4) The recent debt increase reflected capital financing for transportation and other sectors. New York's general obligation bonds were rated Aa3/AA/AA- by independent credit rating agencies Moody's Investors Service, Standard & Poor's and Fitch, respectively, each of which has confirmed its stable ratings outlook in recent months.(5) The ratings and outlooks recognized New York's highly cyclical economy, volatile finances, recent revenue underperformance and credit challenges, but also were based on several strengths, including actions to deal with the recession and declining revenues, underpinned by an enacted budget that relies heavily on recurring solutions rather than one-time measures; the state's relatively stable liquidity position; expectations the state will continue to manage its finances to maintain fiscal stability; good debt service coverage; and a well-funded pension system.

During the 12-month period ended September 30, 2009, the municipal bond market posted an impressive +14.85% total return, as measured by the Barclays Capital
(BC) Municipal Bond Index.(6) The last time it posted an October to September return of this magnitude was 1986; such returns are atypical for the usually docile municipal bond market.(6) In comparison, over the past 10 years, the average 12-month total return for the BC Municipal Bond Index was +4.84%.(6) The municipal bond market posted not only strong absolute performance but

(4.) Source: Moody's Investors Service, "New Issue: New York (State of),"
     3/4/09.

(5.) This does not indicate a rating of the Fund.

(6.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.


                                Annual Report | 5
also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index returned +6.26% for the reporting period.(7)

Among the many factors that affected municipal bond prices during the 12-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. Rating activity in the first nine months of 2009 was generally positive, with Moody's issuing more upgrades of municipalities than downgrades. From January through September 2009, Moody's elevated the rating of 185 state and local government sector issues while downgrading 120. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(8) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 10.27%, compared with the BC Aaa Municipal Bond Index's +13.19% total return.(9)

From March through September 2009, each month's annualized inflation rate as measured by the Consumer Price Index (CPI) was negative, marking the first 12-month declines since 1955.(2) In addition, the Congressional Budget Office
(CBO) forecast the CPI will remain below 2% through 2019. Historically, a low inflation outlook has provided confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, the CBO's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 411 basis points (100 basis points equal one percentage point) for the 12-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) 7-Day Index and the Bloomberg Fair Value 30-Year AAA Index.(10) The 10-year average using the same indexes was 246 basis points.(10)

(7.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(8.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(9.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

(10.) Sources: Thomson Financial; Bloomberg LP. The SIFMA 7-Day Index is produced by Municipal Market Data and is composed of actual auction rate securities issues provided by broker dealers and auction agents. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.


                               6 | Annual Report

If the CBO's estimate of future inflation is realized, then buyers of longer term bonds will reap the rewards of attractive returns over inflation.

Tax-free bond supply also affected municipal bond market performance during the reporting period. Thus far in 2009, tax-exempt bond issuance contracted 10.1% compared with the same period in 2008.(11) The lack of tax-free offerings left investors with fewer bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply picture during the period are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the ARRA was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. These new municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given various ratings changes, a relatively steep yield curve, and reduced supply during the reporting period, we looked for opportunities to keep portfolios fully invested in longer term bonds, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. As of September 30, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(11.) Source: "THE BOND BUYER," (www.bondbuyer.com), 10/1/09.


                               Annual Report | 7

Franklin New York
Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund invests at least 80% of its net assets in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*

Franklin New York Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/09**

                                   (PIE CHART)

AAA                34.4%
AA                 22.0%
A                  16.3%
BBB                 2.0%
Not Rated by S&P   25.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --        1.3%
AA or Aa       6.5%       --
A              7.6%      1.0%
BBB or Baa     1.5%      7.4%
              ----       ---
Total         15.6%      9.7%
              ====       ===

We are pleased to bring you Franklin New York Insured Tax-Free Income Fund's annual report for the fiscal year ended September 30, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 27.


                               8 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund

                   DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
October 2008     3.85 cents   3.34 cents
November 2008    3.85 cents   3.34 cents
December 2008    3.85 cents   3.41 cents
January 2009     3.85 cents   3.41 cents
February 2009    3.85 cents   3.41 cents
March 2009       3.85 cents   3.38 cents
April 2009       3.85 cents   3.38 cents
May 2009         3.85 cents   3.38 cents
June 2009        3.85 cents   3.38 cents
July 2009        3.85 cents   3.38 cents
August 2009      3.85 cents   3.38 cents
September 2009   3.80 cents   3.30 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.26 on September 30, 2008, to $11.22 on September 30, 2009. The Fund's Class A shares paid dividends totaling 46.14 cents per share for the same period.(3) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.89%, based on an annualization of the current 3.8 cent per share dividend and the maximum offering price of $11.72 on September 30, 2009. An investor in the 2009 maximum combined effective federal and New York state and City personal income tax bracket of 42.91% would need to earn a distribution rate of 6.81% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income and caused dividends to decline slightly.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 9

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
9/30/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education                                19.4%
Subject to Government Appropriations            17.6%
Other Revenue                                   14.2%
Transportation                                  10.2%
Utilities                                        8.1%
General Obligation                               8.0%
Hospital & Health Care                           7.7%
Prerefunded                                      7.1%
Tax-Supported                                    6.8%
Housing                                          0.9%

*    Does not include short-term investments and other net assets.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide our shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               10 | Annual Report

Performance Summary as of 9/30/09

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNYX)                               CHANGE   9/30/09   9/30/08
-----------------------                               ------   -------   -------
Net Asset Value (NAV)                                 +$0.96    $11.22    $10.26
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                             $0.4614

CLASS C (SYMBOL: FNYKX)                               CHANGE   9/30/09   9/30/08
-----------------------                               ------   -------   -------
Net Asset Value (NAV)                                 +$0.98    $11.41    $10.43
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                             $0.4048

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +14.27%  +19.06%  +59.10%
Average Annual Total Return(2)                       +9.37%   +2.65%   +4.30%
   Distribution Rate(3)                      3.89%
   Taxable Equivalent Distribution Rate(4)   6.81%
   30-Day Standardized Yield(5)              3.52%
   Taxable Equivalent Yield(4)               6.17%
   Total Annual Operating Expenses(6)        0.66%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +13.62%  +15.74%  +50.76%
Average Annual Total Return(2)                      +12.62%   +2.97%   +4.19%
   Distribution Rate(3)                      3.47%
   Taxable Equivalent Distribution Rate(4)   6.08%
   30-Day Standardized Yield(5)              3.15%
   Taxable Equivalent Yield(4)               5.52%
   Total Annual Operating Expenses(6)        1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/09
-------   -------
1-Year     +9.37%
5-Year     +2.65%
10-Year    +4.30%

CLASS A (10/1/99-9/30/09)

                              (PERFORMANCE GRAPH)

                   FRANKLIN
                    NEW YORK         BARCLAYS CAPITAL
                INSURED TAX-FREE      MUNICIPAL BOND
   DATE      INCOME FUND - CLASS A         INDEX          CPI
----------   ---------------------   ----------------   -------
 10/1/1999          $ 9,575              $10,000        $10,000
10/31/1999          $ 9,442              $ 9,892        $10,018
11/30/1999          $ 9,534              $ 9,997        $10,024
12/31/1999          $ 9,453              $ 9,922        $10,024
 1/31/2000          $ 9,406              $ 9,879        $10,054
 2/29/2000          $ 9,536              $ 9,994        $10,113
 3/31/2000          $ 9,728              $10,212        $10,197
 4/30/2000          $ 9,672              $10,152        $10,203
 5/31/2000          $ 9,616              $10,099        $10,214
 6/30/2000          $ 9,847              $10,367        $10,268
 7/31/2000          $ 9,943              $10,511        $10,292
 8/31/2000          $10,076              $10,673        $10,292
 9/30/2000          $10,055              $10,618        $10,345
10/31/2000          $10,144              $10,733        $10,363
11/30/2000          $10,224              $10,815        $10,369
12/31/2000          $10,479              $11,082        $10,363
 1/31/2001          $10,514              $11,192        $10,429
 2/28/2001          $10,558              $11,227        $10,471
 3/31/2001          $10,630              $11,328        $10,494
 4/30/2001          $10,571              $11,205        $10,536
 5/31/2001          $10,653              $11,326        $10,584
 6/30/2001          $10,708              $11,401        $10,602
 7/31/2001          $10,848              $11,570        $10,572
 8/31/2001          $10,998              $11,761        $10,572
 9/30/2001          $10,927              $11,721        $10,619
10/31/2001          $11,039              $11,861        $10,584
11/30/2001          $10,988              $11,761        $10,566
12/31/2001          $10,896              $11,650        $10,524
 1/31/2002          $11,056              $11,852        $10,548
 2/28/2002          $11,159              $11,995        $10,590
 3/31/2002          $10,998              $11,760        $10,649
 4/30/2002          $11,161              $11,989        $10,709
 5/31/2002          $11,206              $12,062        $10,709
 6/30/2002          $11,280              $12,190        $10,715
 7/31/2002          $11,425              $12,347        $10,727
 8/31/2002          $11,550              $12,495        $10,762
 9/30/2002          $11,854              $12,769        $10,780
10/31/2002          $11,676              $12,557        $10,798
11/30/2002          $11,629              $12,505        $10,798
12/31/2002          $11,896              $12,769        $10,774
 1/31/2003          $11,858              $12,736        $10,822
 2/28/2003          $12,005              $12,914        $10,905
 3/31/2003          $12,028              $12,922        $10,971
 4/30/2003          $12,135              $13,007        $10,947
 5/31/2003          $12,396              $13,312        $10,929
 6/30/2003          $12,347              $13,255        $10,941
 7/31/2003          $11,913              $12,791        $10,953
 8/31/2003          $11,999              $12,887        $10,995
 9/30/2003          $12,275              $13,266        $11,030
10/31/2003          $12,226              $13,199        $11,018
11/30/2003          $12,356              $13,336        $10,989
12/31/2003          $12,455              $13,447        $10,977
 1/31/2004          $12,543              $13,524        $11,030
 2/29/2004          $12,717              $13,727        $11,090
 3/31/2004          $12,667              $13,680        $11,161
 4/30/2004          $12,358              $13,356        $11,197
 5/31/2004          $12,307              $13,307        $11,263
 6/30/2004          $12,343              $13,356        $11,298
 7/31/2004          $12,498              $13,531        $11,281
 8/31/2004          $12,708              $13,803        $11,286
 9/30/2004          $12,799              $13,876        $11,310
10/31/2004          $12,933              $13,995        $11,370
11/30/2004          $12,815              $13,880        $11,376
12/31/2004          $12,984              $14,049        $11,334
 1/31/2005          $13,120              $14,180        $11,358
 2/28/2005          $13,089              $14,133        $11,423
 3/31/2005          $13,036              $14,044        $11,513
 4/30/2005          $13,196              $14,266        $11,590
 5/31/2005          $13,289              $14,367        $11,578
 6/30/2005          $13,381              $14,456        $11,584
 7/31/2005          $13,303              $14,390        $11,638
 8/31/2005          $13,431              $14,536        $11,697
 9/30/2005          $13,339              $14,438        $11,840
10/31/2005          $13,259              $14,350        $11,864
11/30/2005          $13,306              $14,419        $11,769
12/31/2005          $13,433              $14,543        $11,721
 1/31/2006          $13,445              $14,582        $11,811
 2/28/2006          $13,573              $14,680        $11,834
 3/31/2006          $13,468              $14,579        $11,900
 4/30/2006          $13,469              $14,574        $12,001
 5/31/2006          $13,492              $14,639        $12,061
 6/30/2006          $13,434              $14,584        $12,085
 7/31/2006          $13,588              $14,757        $12,120
 8/31/2006          $13,779              $14,976        $12,144
 9/30/2006          $13,863              $15,080        $12,085
10/31/2006          $13,947              $15,175        $12,019
11/30/2006          $14,080              $15,301        $12,001
12/31/2006          $14,032              $15,247        $12,019
 1/31/2007          $13,995              $15,208        $12,056
 2/28/2007          $14,177              $15,409        $12,120
 3/31/2007          $14,103              $15,371        $12,231
 4/30/2007          $14,150              $15,416        $12,310
 5/31/2007          $14,088              $15,348        $12,385
 6/30/2007          $13,999              $15,268        $12,409
 7/31/2007          $14,107              $15,387        $12,406
 8/31/2007          $13,944              $15,320        $12,383
 9/30/2007          $14,177              $15,547        $12,418
10/31/2007          $14,236              $15,616        $12,444
11/30/2007          $14,283              $15,716        $12,518
12/31/2007          $14,319              $15,760        $12,510
 1/31/2008          $14,304              $15,958        $12,572
 2/29/2008          $13,428              $15,228        $12,608
 3/31/2008          $13,946              $15,663        $12,718
 4/30/2008          $14,262              $15,846        $12,795
 5/31/2008          $14,362              $15,942        $12,902
 6/30/2008          $14,195              $15,762        $13,032
 7/31/2008          $14,169              $15,822        $13,101
 8/31/2008          $14,272              $16,007        $13,049
 9/30/2008          $13,335              $15,256        $13,031
10/31/2008          $13,206              $15,101        $12,899
11/30/2008          $12,915              $15,149        $12,652
12/31/2008          $13,242              $15,369        $12,521
 1/31/2009          $13,621              $15,932        $12,576
 2/28/2009          $13,870              $16,016        $12,638
 3/31/2009          $13,828              $16,019        $12,669
 4/30/2009          $14,171              $16,339        $12,700
 5/31/2009          $14,316              $16,512        $12,737
 6/30/2009          $14,233              $16,357        $12,847
 7/31/2009          $14,352              $16,631        $12,826
 8/31/2009          $14,674              $16,915        $12,855
 9/30/2009          $15,235              $17,522        $12,863

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/09
-------   -------
1-Year    +12.62%
5-Year     +2.97%
10-Year    +4.19%

CLASS C (10/1/99-9/30/09)

                              (PERFORMANCE GRAPH)

                    FRANKLIN
                    NEW YORK         BARCLAYS CAPITAL
                INSURED TAX-FREE      MUNICIPAL BOND
   DATE      INCOME FUND - CLASS C        INDEX           CPI
----------   ---------------------   ----------------   -------
 10/1/1999          $10,000              $10,000        $10,000
10/31/1999          $ 9,866              $ 9,892        $10,018
11/30/1999          $ 9,956              $ 9,997        $10,024
12/31/1999          $ 9,859              $ 9,922        $10,024
 1/31/2000          $ 9,806              $ 9,879        $10,054
 2/29/2000          $ 9,935              $ 9,994        $10,113
 3/31/2000          $10,130              $10,212        $10,197
 4/30/2000          $10,067              $10,152        $10,203
 5/31/2000          $10,006              $10,099        $10,214
 6/30/2000          $10,248              $10,367        $10,268
 7/31/2000          $10,342              $10,511        $10,292
 8/31/2000          $10,474              $10,673        $10,292
 9/30/2000          $10,439              $10,618        $10,345
10/31/2000          $10,535              $10,733        $10,363
11/30/2000          $10,612              $10,815        $10,369
12/31/2000          $10,870              $11,082        $10,363
 1/31/2001          $10,900              $11,192        $10,429
 2/28/2001          $10,940              $11,227        $10,471
 3/31/2001          $11,018              $11,328        $10,494
 4/30/2001          $10,953              $11,205        $10,536
 5/31/2001          $11,032              $11,326        $10,584
 6/30/2001          $11,082              $11,401        $10,602
 7/31/2001          $11,220              $11,570        $10,572
 8/31/2001          $11,368              $11,761        $10,572
 9/30/2001          $11,292              $11,721        $10,619
10/31/2001          $11,401              $11,861        $10,584
11/30/2001          $11,343              $11,761        $10,566
12/31/2001          $11,244              $11,650        $10,524
 1/31/2002          $11,403              $11,852        $10,548
 2/28/2002          $11,512              $11,995        $10,590
 3/31/2002          $11,332              $11,760        $10,649
 4/30/2002          $11,493              $11,989        $10,709
 5/31/2002          $11,543              $12,062        $10,709
 6/30/2002          $11,614              $12,190        $10,715
 7/31/2002          $11,755              $12,347        $10,727
 8/31/2002          $11,887              $12,495        $10,762
 9/30/2002          $12,181              $12,769        $10,780
10/31/2002          $11,996              $12,557        $10,798
11/30/2002          $11,942              $12,505        $10,798
12/31/2002          $12,218              $12,769        $10,774
 1/31/2003          $12,175              $12,736        $10,822
 2/28/2003          $12,317              $12,914        $10,905
 3/31/2003          $12,336              $12,922        $10,971
 4/30/2003          $12,439              $13,007        $10,947
 5/31/2003          $12,698              $13,312        $10,929
 6/30/2003          $12,642              $13,255        $10,941
 7/31/2003          $12,196              $12,791        $10,953
 8/31/2003          $12,278              $12,887        $10,995
 9/30/2003          $12,561              $13,266        $11,030
10/31/2003          $12,505              $13,199        $11,018
11/30/2003          $12,629              $13,336        $10,989
12/31/2003          $12,723              $13,447        $10,977
 1/31/2004          $12,796              $13,524        $11,030
 2/29/2004          $12,976              $13,727        $11,090
 3/31/2004          $12,919              $13,680        $11,161
 4/30/2004          $12,603              $13,356        $11,197
 5/31/2004          $12,546              $13,307        $11,263
 6/30/2004          $12,565              $13,356        $11,298
 7/31/2004          $12,715              $13,531        $11,281
 8/31/2004          $12,931              $13,803        $11,286
 9/30/2004          $13,027              $13,876        $11,310
10/31/2004          $13,146              $13,995        $11,370
11/30/2004          $13,032              $13,880        $11,376
12/31/2004          $13,195              $14,049        $11,334
 1/31/2005          $13,314              $14,180        $11,358
 2/28/2005          $13,278              $14,133        $11,423
 3/31/2005          $13,218              $14,044        $11,513
 4/30/2005          $13,383              $14,266        $11,590
 5/31/2005          $13,469              $14,367        $11,578
 6/30/2005          $13,556              $14,456        $11,584
 7/31/2005          $13,472              $14,390        $11,638
 8/31/2005          $13,605              $14,536        $11,697
 9/30/2005          $13,485              $14,438        $11,840
10/31/2005          $13,410              $14,350        $11,864
11/30/2005          $13,451              $14,419        $11,769
12/31/2005          $13,572              $14,543        $11,721
 1/31/2006          $13,577              $14,582        $11,811
 2/28/2006          $13,699              $14,680        $11,834
 3/31/2006          $13,588              $14,579        $11,900
 4/30/2006          $13,582              $14,574        $12,001
 5/31/2006          $13,599              $14,639        $12,061
 6/30/2006          $13,534              $14,584        $12,085
 7/31/2006          $13,693              $14,757        $12,120
 8/31/2006          $13,864              $14,976        $12,144
 9/30/2006          $13,941              $15,080        $12,085
10/31/2006          $14,030              $15,175        $12,019
11/30/2006          $14,156              $15,301        $12,001
12/31/2006          $14,101              $15,247        $12,019
 1/31/2007          $14,047              $15,208        $12,056
 2/28/2007          $14,233              $15,409        $12,120
 3/31/2007          $14,152              $15,371        $12,231
 4/30/2007          $14,193              $15,416        $12,310
 5/31/2007          $14,125              $15,348        $12,385
 6/30/2007          $14,018              $15,268        $12,409
 7/31/2007          $14,130              $15,387        $12,406
 8/31/2007          $13,950              $15,320        $12,383
 9/30/2007          $14,186              $15,547        $12,418
10/31/2007          $14,237              $15,616        $12,444
11/30/2007          $14,278              $15,716        $12,518
12/31/2007          $14,306              $15,760        $12,510
 1/31/2008          $14,297              $15,958        $12,572
 2/29/2008          $13,405              $15,228        $12,608
 3/31/2008          $13,920              $15,663        $12,718
 4/30/2008          $14,224              $15,846        $12,795
 5/31/2008          $14,315              $15,942        $12,902
 6/30/2008          $14,145              $15,762        $13,032
 7/31/2008          $14,113              $15,822        $13,101
 8/31/2008          $14,220              $16,007        $13,049
 9/30/2008          $13,271              $15,256        $13,031
10/31/2008          $13,137              $15,101        $12,899
11/30/2008          $12,847              $15,149        $12,652
12/31/2008          $13,160              $15,369        $12,521
 1/31/2009          $13,538              $15,932        $12,576
 2/28/2009          $13,776              $16,016        $12,638
 3/31/2009          $13,729              $16,019        $12,669
 4/30/2009          $14,058              $16,339        $12,700
 5/31/2009          $14,205              $16,512        $12,737
 6/30/2009          $14,119              $16,357        $12,847
 7/31/2009          $14,216              $16,631        $12,826
 8/31/2009          $14,536              $16,915        $12,855
 9/30/2009          $15,076              $17,522        $12,863


                               12 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 9/30/09.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and New York state and City personal income tax rate of 42.91%, based on the federal income tax rate of 35.00%.

(5.) The 30-day standardized yield for the 30 days ended 9/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market.

To be included in the index, bonds must be fixed rate, have at least one year to final maturity, and be rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 13

Your Fund's Expenses

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/09      VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,101.80              $3.53
Hypothetical (5% return before expenses)         $1,000           $1,021.71              $3.40
CLASS C
Actual                                           $1,000           $1,098.20              $6.36
Hypothetical (5% return before expenses)         $1,000           $1,019.00              $6.12

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.21%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                               Annual Report | 15

Franklin New York Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/09**

                                  (PIE CHART)

AAA                33.5%
AA                 28.9%
A                  22.9%
BBB                 4.4%
Not Rated by S&P   10.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.1%
AA or Aa       4.3%       --
A              3.4%      0.5%
BBB or Baa     1.4%      0.6%
               ---       ---
Total          9.1%      1.2%
               ===       ===

We are pleased to bring you Franklin New York Intermediate-Term Tax-Free Income Fund's annual report for the fiscal year ended September 30, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 34.


                               16 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term Tax-Free Income Fund

                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
October 2008     3.17 cents   2.67 cents              --
November 2008    3.17 cents   2.67 cents              --
December 2008    3.17 cents   2.70 cents      2.01 cents
January 2009     3.17 cents   2.70 cents      3.25 cents
February 2009    3.17 cents   2.70 cents      3.25 cents
March 2009       3.17 cents   2.67 cents      3.25 cents
April 2009       3.17 cents   2.67 cents      3.25 cents
May 2009         3.17 cents   2.67 cents      3.25 cents
June 2009        3.17 cents   2.67 cents      3.25 cents
July 2009        3.17 cents   2.67 cents      3.25 cents
August 2009      3.17 cents   2.67 cents      3.25 cents
September 2009   3.17 cents   2.65 cents      3.25 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 12/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.37 on September 30, 2008, to $11.21 on September 30, 2009. The Fund's Class A shares paid dividends totaling 37.90 cents per share for the same period.(2) The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.32%, based on an annualization of the current 3.17 cent per share dividend and the maximum offering price of $11.47 on September 30, 2009. An investor in the 2009 maximum combined effective federal and New York state and City personal income tax bracket of 42.91% would need to earn a distribution rate of 5.82% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 17

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
9/30/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Subject to Government Appropriations            16.6%
Higher Education                                14.3%
Hospital & Health Care                          13.6%
General Obligation                              12.8%
Transportation                                  12.0%
Tax-Supported                                   11.8%
Other Revenue                                    7.7%
Utilities                                        5.6%
Prerefunded                                      3.4%
Corporate-Backed                                 1.4%
Housing                                          0.8%

*    Does not include short-term investments and other net assets.

We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               18 | Annual Report

Performance Summary as of 9/30/09

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKNIX)                     CHANGE   9/30/09   9/30/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.84    $11.21    $10.37
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                   $0.3790

CLASS C (SYMBOL: FKNCX)                     CHANGE   9/30/09   9/30/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.85    $11.23    $10.38
DISTRIBUTIONS (10/1/08-9/30/09)
Dividend Income                   $0.3198

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   9/30/09   12/1/08
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.94    $11.23    $10.29
DISTRIBUTIONS (12/2/08-9/30/09)
Dividend Income                   $0.3227


                               Annual Report | 19

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(2)                          +12.00%  +20.14%  +62.18%
Average Annual Total Return(3)                       +9.47%   +3.26%   +4.71%
   Distribution Rate(4)                      3.32%
   Taxable Equivalent Distribution Rate(5)   5.82%
   30-Day Standardized Yield(6)              2.73%
   Taxable Equivalent Yield(5)               4.78%
   Total Annual Operating Expenses(7)        0.73%

CLASS C                                             1-YEAR   5-YEAR   INCEPTION (7/1/03)
-------                                             ------   ------   ------------------
Cumulative Total Return(2)                          +11.47%  +16.96%        +20.23%
Average Annual Total Return(3)                      +10.47%   +3.18%         +2.99%
   Distribution Rate(4)                      2.83%
   Taxable Equivalent Distribution Rate(5)   4.96%
   30-Day Standardized Yield(6)              2.26%
   Taxable Equivalent Yield(5)               3.96%
   Total Annual Operating Expenses(7)        1.28%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(2)                          +12.28%  +20.44%  +62.58%
Average Annual Total Return(3)                      +12.28%   +3.79%   +4.98%
   Distribution Rate(4)                      3.47%
   Taxable Equivalent Distribution Rate(5)   6.08%
   30-Day Standardized Yield(6)              2.90%
   Taxable Equivalent Yield(5)               5.08%
   Total Annual Operating Expenses(7)        0.63%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               20 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/99-9/30/09)

                              (PERFORMANCE GRAPH)

                                      BARCLAYS
                                       CAPITAL
                    FRANKLIN          MUNICIPAL
                     NEW YORK           BOND
                  INTERMEDIATE         INDEX:
                 -TERM TAX-FREE        10-YEAR
   DATE      INCOME FUND - CLASS A    COMPONENT     CPI
----------   ---------------------   ----------   -------
 10/1/1999          $ 9,771            $10,000    $10,000
10/31/1999          $ 9,669            $ 9,929    $10,018
11/30/1999          $ 9,768            $10,038    $10,024
12/31/1999          $ 9,724            $ 9,986    $10,024
 1/31/2000          $ 9,669            $ 9,945    $10,054
 2/29/2000          $ 9,761            $10,023    $10,113
 3/31/2000          $ 9,941            $10,218    $10,197
 4/30/2000          $ 9,906            $10,167    $10,203
 5/31/2000          $ 9,853            $10,106    $10,214
 6/30/2000          $10,095            $10,381    $10,268
 7/31/2000          $10,218            $10,525    $10,292
 8/31/2000          $10,373            $10,688    $10,292
 9/30/2000          $10,338            $10,638    $10,345
10/31/2000          $10,443            $10,747    $10,363
11/30/2000          $10,499            $10,806    $10,369
12/31/2000          $10,737            $11,060    $10,363
 1/31/2001          $10,854            $11,203    $10,429
 2/28/2001          $10,879            $11,222    $10,471
 3/31/2001          $10,975            $11,317    $10,494
 4/30/2001          $10,875            $11,177    $10,536
 5/31/2001          $10,993            $11,299    $10,584
 6/30/2001          $11,057            $11,366    $10,602
 7/31/2001          $11,183            $11,522    $10,572
 8/31/2001          $11,363            $11,719    $10,572
 9/30/2001          $11,322            $11,702    $10,619
10/31/2001          $11,440            $11,847    $10,584
11/30/2001          $11,346            $11,694    $10,566
12/31/2001          $11,208            $11,571    $10,524
 1/31/2002          $11,410            $11,789    $10,548
 2/28/2002          $11,571            $11,957    $10,590
 3/31/2002          $11,310            $11,711    $10,649
 4/30/2002          $11,576            $11,983    $10,709
 5/31/2002          $11,616            $12,040    $10,709
 6/30/2002          $11,765            $12,189    $10,715
 7/31/2002          $11,915            $12,351    $10,727
 8/31/2002          $12,064            $12,512    $10,762
 9/30/2002          $12,314            $12,811    $10,780
10/31/2002          $12,091            $12,578    $10,798
11/30/2002          $11,987            $12,475    $10,798
12/31/2002          $12,272            $12,748    $10,774
 1/31/2003          $12,211            $12,680    $10,822
 2/28/2003          $12,418            $12,899    $10,905
 3/31/2003          $12,412            $12,905    $10,971
 4/30/2003          $12,518            $13,001    $10,947
 5/31/2003          $12,849            $13,374    $10,929
 6/30/2003          $12,773            $13,310    $10,941
 7/31/2003          $12,255            $12,751    $10,953
 8/31/2003          $12,373            $12,860    $10,995
 9/30/2003          $12,753            $13,293    $11,030
10/31/2003          $12,643            $13,192    $11,018
11/30/2003          $12,772            $13,334    $10,989
12/31/2003          $12,868            $13,474    $10,977
 1/31/2004          $12,929            $13,531    $11,030
 2/29/2004          $13,141            $13,769    $11,090
 3/31/2004          $13,029            $13,691    $11,161
 4/30/2004          $12,718            $13,313    $11,197
 5/31/2004          $12,711            $13,321    $11,263
 6/30/2004          $12,736            $13,365    $11,298
 7/31/2004          $12,902            $13,548    $11,281
 8/31/2004          $13,151            $13,845    $11,286
 9/30/2004          $13,200            $13,918    $11,310
10/31/2004          $13,297            $14,029    $11,370
11/30/2004          $13,132            $13,870    $11,376
12/31/2004          $13,277            $14,033    $11,334
 1/31/2005          $13,351            $14,152    $11,358
 2/28/2005          $13,269            $14,063    $11,423
 3/31/2005          $13,150            $13,940    $11,513
 4/30/2005          $13,369            $14,210    $11,590
 5/31/2005          $13,432            $14,305    $11,578
 6/30/2005          $13,494            $14,388    $11,584
 7/31/2005          $13,399            $14,265    $11,638
 8/31/2005          $13,511            $14,439    $11,697
 9/30/2005          $13,426            $14,308    $11,840
10/31/2005          $13,330            $14,199    $11,864
11/30/2005          $13,392            $14,287    $11,769
12/31/2005          $13,480            $14,418    $11,721
 1/31/2006          $13,518            $14,465    $11,811
 2/28/2006          $13,582            $14,551    $11,834
 3/31/2006          $13,472            $14,401    $11,900
 4/30/2006          $13,462            $14,376    $12,001
 5/31/2006          $13,526            $14,474    $12,061
 6/30/2006          $13,455            $14,409    $12,085
 7/31/2006          $13,597            $14,602    $12,120
 8/31/2006          $13,790            $14,851    $12,144
 9/30/2006          $13,870            $14,960    $12,085
10/31/2006          $13,938            $15,049    $12,019
11/30/2006          $14,018            $15,168    $12,001
12/31/2006          $13,971            $15,097    $12,019
 1/31/2007          $13,924            $15,030    $12,056
 2/28/2007          $14,083            $15,241    $12,120
 3/31/2007          $14,048            $15,210    $12,231
 4/30/2007          $14,078            $15,258    $12,310
 5/31/2007          $14,017            $15,179    $12,385
 6/30/2007          $13,957            $15,097    $12,409
 7/31/2007          $14,079            $15,234    $12,406
 8/31/2007          $14,057            $15,271    $12,383
 9/30/2007          $14,219            $15,475    $12,418
10/31/2007          $14,263            $15,529    $12,444
11/30/2007          $14,386            $15,701    $12,518
12/31/2007          $14,417            $15,745    $12,510
 1/31/2008          $14,620            $16,065    $12,572
 2/29/2008          $14,117            $15,398    $12,608
 3/31/2008          $14,429            $15,794    $12,718
 4/30/2008          $14,500            $15,888    $12,795
 5/31/2008          $14,571            $15,967    $12,902
 6/30/2008          $14,455            $15,801    $13,032
 7/31/2008          $14,524            $15,923    $13,101
 8/31/2008          $14,676            $16,146    $13,049
 9/30/2008          $14,160            $15,560    $13,031
10/31/2008          $14,082            $15,431    $12,899
11/30/2008          $14,166            $15,635    $12,652
12/31/2008          $14,307            $15,984    $12,521
 1/31/2009          $14,915            $16,735    $12,576
 2/28/2009          $14,876            $16,608    $12,638
 3/31/2009          $14,795            $16,529    $12,669
 4/30/2009          $15,006            $16,832    $12,700
 5/31/2009          $15,064            $16,922    $12,737
 6/30/2009          $14,940            $16,684    $12,847
 7/31/2009          $15,195            $17,046    $12,826
 8/31/2009          $15,324            $17,238    $12,855
 9/30/2009          $15,847            $17,785    $12,863

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/09
-------   -------
1-Year     +9.47%
5-Year     +3.26%
10-Year    +4.71%

CLASS C (7/1/03-9/30/09)

                              (PERFORMANCE GRAPH)

                                       BARCLAYS
                    FRANKLIN           CAPITAL
                    NEW YORK          MUNICIPAL
                 INTERMEDIATE-       BOND INDEX:
                 TERM TAX-FREE         10-YEAR
   DATE      INCOME FUND - CLASS C    COMPONENT      CPI
----------   ---------------------   ----------   -------
  7/1/2003          $10,000            $10,000    $10,000
 7/31/2003          $ 9,589            $ 9,580    $10,011
 8/31/2003          $ 9,685            $ 9,662    $10,049
 9/30/2003          $ 9,978            $ 9,988    $10,082
10/31/2003          $ 9,887            $ 9,911    $10,071
11/30/2003          $ 9,983            $10,018    $10,044
12/31/2003          $10,053            $10,124    $10,033
 1/31/2004          $10,097            $10,167    $10,082
 2/29/2004          $10,257            $10,345    $10,136
 3/31/2004          $10,165            $10,286    $10,201
 4/30/2004          $ 9,918            $10,002    $10,234
 5/31/2004          $ 9,908            $10,008    $10,294
 6/30/2004          $ 9,932            $10,042    $10,327
 7/31/2004          $10,047            $10,179    $10,310
 8/31/2004          $10,246            $10,402    $10,316
 9/30/2004          $10,270            $10,457    $10,338
10/31/2004          $10,340            $10,541    $10,392
11/30/2004          $10,217            $10,421    $10,397
12/31/2004          $10,315            $10,544    $10,359
 1/31/2005          $10,368            $10,633    $10,381
 2/28/2005          $10,308            $10,566    $10,441
 3/31/2005          $10,202            $10,474    $10,523
 4/30/2005          $10,367            $10,676    $10,593
 5/31/2005          $10,420            $10,748    $10,582
 6/30/2005          $10,464            $10,810    $10,588
 7/31/2005          $10,376            $10,718    $10,637
 8/31/2005          $10,458            $10,848    $10,691
 9/30/2005          $10,388            $10,750    $10,822
10/31/2005          $10,318            $10,668    $10,844
11/30/2005          $10,353            $10,735    $10,757
12/31/2005          $10,425            $10,833    $10,713
 1/31/2006          $10,440            $10,868    $10,795
 2/28/2006          $10,484            $10,933    $10,817
 3/31/2006          $10,395            $10,820    $10,876
 4/30/2006          $10,382            $10,801    $10,969
 5/31/2006          $10,426            $10,875    $11,023
 6/30/2006          $10,376            $10,826    $11,045
 7/31/2006          $10,481            $10,971    $11,078
 8/31/2006          $10,615            $11,158    $11,100
 9/30/2006          $10,682            $11,240    $11,045
10/31/2006          $10,720            $11,307    $10,985
11/30/2006          $10,787            $11,397    $10,969
12/31/2006          $10,746            $11,343    $10,985
 1/31/2007          $10,705            $11,292    $11,019
 2/28/2007          $10,822            $11,451    $11,078
 3/31/2007          $10,790            $11,428    $11,179
 4/30/2007          $10,808            $11,464    $11,251
 5/31/2007          $10,757            $11,405    $11,320
 6/30/2007          $10,696            $11,343    $11,342
 7/31/2007          $10,784            $11,446    $11,339
 8/31/2007          $10,773            $11,474    $11,318
 9/30/2007          $10,891            $11,627    $11,349
10/31/2007          $10,920            $11,668    $11,374
11/30/2007          $11,009            $11,797    $11,441
12/31/2007          $11,028            $11,830    $11,434
 1/31/2008          $11,178            $12,070    $11,490
 2/29/2008          $10,789            $11,569    $11,524
 3/31/2008          $11,011            $11,867    $11,624
 4/30/2008          $11,071            $11,937    $11,694
 5/31/2008          $11,120            $11,997    $11,793
 6/30/2008          $11,015            $11,872    $11,912
 7/31/2008          $11,073            $11,964    $11,974
 8/31/2008          $11,184            $12,131    $11,926
 9/30/2008          $10,776            $11,691    $11,910
10/31/2008          $10,722            $11,594    $11,789
11/30/2008          $10,780            $11,747    $11,564
12/31/2008          $10,882            $12,009    $11,444
 1/31/2009          $11,339            $12,574    $11,494
 2/28/2009          $11,304            $12,478    $11,551
 3/31/2009          $11,238            $12,419    $11,579
 4/30/2009          $11,403            $12,646    $11,608
 5/31/2009          $11,442            $12,714    $11,642
 6/30/2009          $11,332            $12,535    $11,742
 7/31/2009          $11,520            $12,807    $11,723
 8/31/2009          $11,612            $12,952    $11,749
 9/30/2009          $12,023            $13,363    $11,757

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    9/30/09
----------------           -------
1-Year                     +10.47%
5-Year                      +3.18%
Since Inception (7/1/03)    +2.99%


                               Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   9/30/09
----------------   -------
1-Year             +12.28%
5-Year              +3.79%
10-Year             +4.98%

ADVISOR CLASS (10/1/99-9/30/09)(8)

                              (PERFORMANCE GRAPH)

               FRANKLIN        BARCLAYS
                NEW YORK       CAPITAL
             INTERMEDIATE-    MUNICIPAL
             TERM TAX-FREE   BOND INDEX:
             INCOME FUND -     10-YEAR
   DATE      ADVISOR CLASS    COMPONENT      CPI
----------   -------------   -----------   -------

 10/1/1999      $10,000        $10,000     $10,000
10/31/1999      $ 9,893        $ 9,929     $10,018
11/30/1999      $ 9,998        $10,038     $10,024
12/31/1999      $ 9,953        $ 9,986     $10,024
 1/31/2000      $ 9,897        $ 9,945     $10,054
 2/29/2000      $ 9,989        $10,023     $10,113
 3/31/2000      $10,172        $10,218     $10,197
 4/30/2000      $10,135        $10,167     $10,203
 5/31/2000      $10,086        $10,106     $10,214
 6/30/2000      $10,333        $10,381     $10,268
 7/31/2000      $10,460        $10,525     $10,292
 8/31/2000      $10,618        $10,688     $10,292
 9/30/2000      $10,579        $10,638     $10,345
10/31/2000      $10,690        $10,747     $10,363
11/30/2000      $10,745        $10,806     $10,369
12/31/2000      $10,985        $11,060     $10,363
 1/31/2001      $11,107        $11,203     $10,429
 2/28/2001      $11,128        $11,222     $10,471
 3/31/2001      $11,228        $11,317     $10,494
 4/30/2001      $11,128        $11,177     $10,536
 5/31/2001      $11,248        $11,299     $10,584
 6/30/2001      $11,310        $11,366     $10,602
 7/31/2001      $11,445        $11,522     $10,572
 8/31/2001      $11,629        $11,719     $10,572
 9/30/2001      $11,582        $11,702     $10,619
10/31/2001      $11,708        $11,847     $10,584
11/30/2001      $11,609        $11,694     $10,566
12/31/2001      $11,470        $11,571     $10,524
 1/31/2002      $11,678        $11,789     $10,548
 2/28/2002      $11,837        $11,957     $10,590
 3/31/2002      $11,570        $11,711     $10,649
 4/30/2002      $11,848        $11,983     $10,709
 5/31/2002      $11,889        $12,040     $10,709
 6/30/2002      $12,037        $12,189     $10,715
 7/31/2002      $12,193        $12,351     $10,727
 8/31/2002      $12,344        $12,512     $10,762
 9/30/2002      $12,600        $12,811     $10,780
10/31/2002      $12,373        $12,578     $10,798
11/30/2002      $12,264        $12,475     $10,798
12/31/2002      $12,556        $12,748     $10,774
 1/31/2003      $12,494        $12,680     $10,822
 2/28/2003      $12,702        $12,899     $10,905
 3/31/2003      $12,699        $12,905     $10,971
 4/30/2003      $12,807        $13,001     $10,947
 5/31/2003      $13,144        $13,374     $10,929
 6/30/2003      $13,068        $13,310     $10,941
 7/31/2003      $12,539        $12,751     $10,953
 8/31/2003      $12,655        $12,860     $10,995
 9/30/2003      $13,046        $13,293     $11,030
10/31/2003      $12,934        $13,192     $11,018
11/30/2003      $13,062        $13,334     $10,989
12/31/2003      $13,165        $13,474     $10,977
 1/31/2004      $13,227        $13,531     $11,030
 2/29/2004      $13,439        $13,769     $11,090
 3/31/2004      $13,329        $13,691     $11,161
 4/30/2004      $13,010        $13,313     $11,197
 5/31/2004      $13,000        $13,321     $11,263
 6/30/2004      $13,030        $13,365     $11,298
 7/31/2004      $13,199        $13,548     $11,281
 8/31/2004      $13,456        $13,845     $11,286
 9/30/2004      $13,506        $13,918     $11,310
10/31/2004      $13,602        $14,029     $11,370
11/30/2004      $13,436        $13,870     $11,376
12/31/2004      $13,584        $14,033     $11,334
 1/31/2005      $13,657        $14,152     $11,358
 2/28/2005      $13,574        $14,063     $11,423
 3/31/2005      $13,454        $13,940     $11,513
 4/30/2005      $13,675        $14,210     $11,590
 5/31/2005      $13,742        $14,305     $11,578
 6/30/2005      $13,807        $14,388     $11,584
 7/31/2005      $13,706        $14,265     $11,638
 8/31/2005      $13,824        $14,439     $11,697
 9/30/2005      $13,737        $14,308     $11,840
10/31/2005      $13,636        $14,199     $11,864
11/30/2005      $13,703        $14,287     $11,769
12/31/2005      $13,792        $14,418     $11,721
 1/31/2006      $13,830        $14,465     $11,811
 2/28/2006      $13,890        $14,551     $11,834
 3/31/2006      $13,782        $14,401     $11,900
 4/30/2006      $13,768        $14,376     $12,001
 5/31/2006      $13,840        $14,474     $12,061
 6/30/2006      $13,765        $14,409     $12,085
 7/31/2006      $13,911        $14,602     $12,120
 8/31/2006      $14,109        $14,851     $12,144
 9/30/2006      $14,188        $14,960     $12,085
10/31/2006      $14,260        $15,049     $12,019
11/30/2006      $14,340        $15,168     $12,001
12/31/2006      $14,290        $15,097     $12,019
 1/31/2007      $14,245        $15,030     $12,056
 2/28/2007      $14,403        $15,241     $12,120
 3/31/2007      $14,370        $15,210     $12,231
 4/30/2007      $14,402        $15,258     $12,310
 5/31/2007      $14,341        $15,179     $12,385
 6/30/2007      $14,275        $15,097     $12,409
 7/31/2007      $14,402        $15,234     $12,406
 8/31/2007      $14,379        $15,271     $12,383
 9/30/2007      $14,542        $15,475     $12,418
10/31/2007      $14,591        $15,529     $12,444
11/30/2007      $14,717        $15,701     $12,518
12/31/2007      $14,748        $15,745     $12,510
 1/31/2008      $14,954        $16,065     $12,572
 2/29/2008      $14,440        $15,398     $12,608
 3/31/2008      $14,760        $15,794     $12,718
 4/30/2008      $14,831        $15,888     $12,795
 5/31/2008      $14,905        $15,967     $12,902
 6/30/2008      $14,785        $15,801     $13,032
 7/31/2008      $14,857        $15,923     $13,101
 8/31/2008      $15,010        $16,146     $13,049
 9/30/2008      $14,485        $15,560     $13,031
10/31/2008      $14,405        $15,431     $12,899
11/30/2008      $14,487        $15,635     $12,652
12/31/2008      $14,636        $15,984     $12,521
 1/31/2009      $15,258        $16,735     $12,576
 2/28/2009      $15,231        $16,608     $12,638
 3/31/2009      $15,141        $16,529     $12,669
 4/30/2009      $15,370        $16,832     $12,700
 5/31/2009      $15,428        $16,922     $12,737
 6/30/2009      $15,306        $16,684     $12,847
 7/31/2009      $15,568        $17,046     $12,826
 8/31/2009      $15,714        $17,238     $12,855
 9/30/2009      $16,258        $17,785     $12,863

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 9/30/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and New York state and City personal income tax rate of 42.91%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 9/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +12.45%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index: 10-Year
     Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity, and be rated investment grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index
     (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               22 | Annual Report

Your Fund's Expenses

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/09      VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,072.00              $3.58
Hypothetical (5% return before expenses)         $1,000           $1,021.61              $3.50
CLASS C
Actual                                           $1,000           $1,068.90              $6.48
Hypothetical (5% return before expenses)         $1,000           $1,018.80              $6.33
ADVISOR CLASS
Actual                                           $1,000           $1,074.30              $3.12
Hypothetical (5% return before expenses)         $1,000           $1,022.06              $3.04

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69%; C: 1.25%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                               24 | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                           YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------
CLASS A                                                     2009       2008         2007         2006         2005
-------                                                   --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $  10.26   $  11.37     $  11.58     $  11.62     $  11.64
                                                          --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ...........................       0.46       0.46         0.46         0.48         0.50
   Net realized and unrealized gains (losses) .........       0.96      (1.10)       (0.20)       (0.04)       (0.01)
                                                          --------   --------     --------     --------     --------
Total from investment operations ......................       1.42      (0.64)        0.26         0.44         0.49
                                                          --------   --------     --------     --------     --------
Less distributions from net investment income .........      (0.46)     (0.47)       (0.47)       (0.48)       (0.51)
                                                          --------   --------     --------     --------     --------
Redemption fees(c) ....................................         --         --(d)        --(d)        --(d)        --(d)
                                                          --------   --------     --------     --------     --------
Net asset value, end of year ..........................   $  11.22     $10.26     $  11.37     $  11.58     $  11.62
                                                          ========   ========     ========     ========     ========
Total return(e) .......................................      14.27%     (5.91)%       2.24%        3.90%        4.23%
RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................       0.67%      0.66%        0.68%        0.70%        0.70%
Net investment income .................................       4.37%      4.15%        4.04%        4.17%        4.25%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $466,747   $467,321     $518,353     $326,772     $304,673
Portfolio turnover rate ...............................       9.04%     20.16%       33.49%       24.10%       13.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                         YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------
CLASS C                                                     2009      2008        2007        2006        2005
-------                                                   -------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $ 10.43   $ 11.55     $ 11.75     $ 11.78     $ 11.81
                                                          -------   -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...........................      0.41      0.41        0.41        0.42        0.44
   Net realized and unrealized gains (losses) .........      0.97     (1.13)      (0.21)      (0.03)      (0.03)
                                                          -------   -------     -------     -------     -------
Total from investment operations ......................      1.38     (0.72)       0.20        0.39        0.41
                                                          -------   -------     -------     -------     -------
Less distributions from net investment income .........     (0.40)    (0.40)      (0.40)      (0.42)      (0.44)
                                                          -------   -------     -------     -------     -------
Redemption fees(c) ....................................        --        --(d)       --(d)       --(d)       --(d)
                                                          -------   -------     -------     -------     -------
Net asset value, end of year ..........................   $ 11.41   $ 10.43     $ 11.55     $ 11.75     $ 11.78
                                                          =======   =======     =======     =======     =======
Total return(e) .......................................     13.62%    (6.42)%      1.74%       3.36%       3.52%
RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................      1.21%     1.21%       1.23%       1.25%       1.25%
Net investment income .................................      3.83%     3.60%       3.49%       3.62%       3.70%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $68,068   $57,754     $53,452     $44,446     $40,110
Portfolio turnover rate ...............................      9.04%    20.16%      33.49%      24.10%      13.65%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009

    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------                                                  ----------------   ------------
    MUNICIPAL BONDS 97.0%
    NEW YORK 97.0%
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
       Creekside Project, Series A, AMBAC Insured, 5.00%, 8/01/32 ...............................   $      2,785,000   $  2,869,692
    Erie County GO, Sewer District, Series B, NATL Insured, 5.00%, 12/01/35 .....................          2,000,000      1,904,600
    Fredonia Central School District GO, FGIC Insured, Pre-Refunded, 5.00%, 6/01/19 .............          2,300,000      2,370,725
    Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, NATL Insured, 5.80%,
       7/01/15 ..................................................................................          1,340,000      1,340,268
    Hudson Yards Infrastructure Corp. Revenue, Series A, FSA Insured, 5.00%, 2/15/47 ............         15,000,000     15,174,000
    Long Island Power Authority Electric System Revenue, General, Refunding,
          Series A, BHAC Insured, 5.50%, 5/01/33 ................................................          5,000,000      5,612,600
          Series E, BHAC Insured, 5.00%, 12/01/22 ...............................................          9,200,000     10,313,660
    Madison County IDA Civic Facility Revenue,
       Colgate University Project, Series A, NATL Insured, 5.00%, 7/01/39 .......................          3,250,000      3,370,380
       Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/37 .............          1,000,000        956,650
    Middle Country Central School District at Centereach GO, FSA Insured, 4.875%, 6/01/20 .......          1,650,000      1,683,990
    Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, NATL Insured,
          5.25%, 10/01/21 .......................................................................          1,520,000      1,586,956
          5.00%, 10/01/31 .......................................................................          3,100,000      3,166,340
    Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ............          1,055,000      1,210,180
    MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ........          3,000,000      3,231,240
    MTA Dedicated Tax Fund Revenue,
          Refunding, Series A, NATL Insured, 5.00%, 11/15/30 ....................................         15,250,000     15,804,337
          Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..................................          2,500,000      2,569,550
          Series A, NATL Insured, 5.00%, 11/15/35 ...............................................         16,000,000     16,699,200
    MTA Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 .............................          4,000,000      4,124,640
    MTA Service Contract Revenue,
          Refunding, AMBAC Insured, 5.00%, 7/01/30 ..............................................          7,000,000      7,197,750
          Series B, NATL Insured, 5.00%, 1/01/31 ................................................          3,000,000      3,098,940
    Nassau County GO,
          General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/30 ......................          5,735,000      6,203,435
          General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/31 ......................          6,025,000      6,475,971
          Public Improvement, Series E, FSA Insured, Pre-Refunded, 6.00%, 3/01/20 ...............          1,510,000      1,544,534
    Nassau County Sewer and Storm Water Finance Authority System Revenue, Refunding, Series A,
       BHAC Insured, 5.375%, 11/01/28 ...........................................................          2,000,000      2,239,760
    New York City Educational Construction Fund Revenue, Series A, BHAC Insured, 5.00%,
       4/01/37 ..................................................................................         19,750,000     20,808,007
    New York City GO,
          Refunding, Series A, FSA Insured, 5.00%, 8/01/26 ......................................          9,450,000     10,137,109
          Refunding, Series A, NATL Insured, 6.00%, 5/15/30 .....................................             15,000         15,415
          Series A, NATL Insured, Pre-Refunded, 6.00%, 5/15/30 ..................................          1,985,000      2,073,829
          Series D, 5.125%, 12/01/28 ............................................................          5,000,000      5,438,700
    New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
       5.125%, 2/15/23 ..........................................................................          3,890,000      4,007,828
    New York City IDA Civic Facility Revenue, Polytechnic Prep Country Day School, FSA Insured,
       5.375%, 5/01/29 ..........................................................................            980,000      1,000,835
    New York City IDAR,
          Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/46 .........................         10,000,000      9,396,000
          Yankee Stadium, Pilot, Assured Guaranty, 7.00%, 3/01/49 ...............................          4,000,000      4,636,560
    New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured, 5.00%,
       6/15/26 ..................................................................................          1,000,000      1,023,590


                               Annual Report | 27

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------                                                  ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
          Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 ....................................   $      5,000,000   $  5,094,100
          Series G, FSA Insured, 5.00%, 6/15/34 .................................................          1,000,000      1,016,990
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2007,
       Series S-1, FGIC Insured, 5.00%, 7/15/31 .................................................          8,200,000      8,644,030
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
          Series A, FGIC Insured, 5.00%, 5/01/28 ................................................          5,915,000      6,032,117
          Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ..................................             85,000         90,927
          Series C, 4.75%, 5/01/23 ..............................................................            345,000        347,498
          Series D, NATL Insured, 5.00%, 2/01/22 ................................................          2,000,000      2,132,020
    New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority COP,
          AMBAC Insured, Pre-Refunded, 5.75%, 1/01/20 ...........................................          3,000,000      3,068,610
          Series A, AMBAC Insured, Pre-Refunded, 5.25%, 1/01/29 .................................          3,500,000      3,575,880
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
       AMBAC Insured, 5.125%, 7/01/31 ...........................................................          7,500,000      7,739,925
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%,
          11/15/35 ..............................................................................          5,675,000      5,728,232
          11/15/44 ..............................................................................         10,000,000      9,869,000
    New York State Dormitory Authority Lease Revenue,
          Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured,
          5.00%, 8/15/27 ........................................................................         10,000,000     10,619,800
          Master Boces Program, Series A, FSA Insured, 5.25%, 8/15/21 ...........................          1,740,000      1,806,120
    New York State Dormitory Authority Revenue,
          853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .................          1,340,000      1,357,648
          Good Samaritan Hospital Medical Center, Series A, NATL Insured, 5.50%, 7/01/24 ........          2,000,000      2,012,980
          Insured Mortgage, Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33 ...................         11,000,000     11,346,280
          Maimonides Medical Center, NATL Insured, 5.00%, 8/01/24 ...............................          6,190,000      6,417,482
          Mental Health Services Facilities Improvement, Series A, NATL Insured, Pre-Refunded,
             5.25%, 8/15/26 .....................................................................          2,570,000      2,791,328
       Mortgage Nursing Home, NATL Insured, 5.40%, 2/01/31 ......................................            355,000        362,317
       Mortgage Nursing Home, NATL Insured, 5.50%, 2/01/41 ......................................          1,880,000      1,910,606
       Non-State Supported Debt, Albany Public Library, AMBAC Insured, 5.00%, 7/01/37 ...........         10,720,000     10,995,826
       Non-State Supported Debt, Educational Housing Services, Cuny Student Housing Project,
          AMBAC Insured, 5.25%, 7/01/30 .........................................................          5,150,000      5,066,467
       Non-State Supported Debt, Fashion Institute Student Housing Corp., FGIC Insured, 5.25%,
          7/01/34 ...............................................................................         13,220,000     13,917,223
       Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%,
          7/01/27 ...............................................................................          1,500,000      1,604,070
       Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.25%,
          7/01/27 ...............................................................................          2,500,000      2,673,450
       Non-State Supported Debt, Hospital Special Surgery, NATL Insured, 5.00%, 8/15/29 .........          2,500,000      2,550,475
       Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
          NATL Insured, 5.00%, 7/01/35 ..........................................................          5,000,000      5,138,500
       Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/37 ...............................................................................         20,000,000     20,965,800
       Non-State Supported Debt, NYSARC Inc., Refunding, Series A, FSA Insured, 5.00%,
          7/01/34 ...............................................................................          5,510,000      5,653,205
       Non-State Supported Debt, Pratt Institute, Series C, Assured Guarantee, 5.00%, 7/01/29 ...          3,775,000      4,032,795


                               28 | Annual Report

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------                                                  ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
       New York State Dormitory Authority Revenue, (continued)
          Non-State Supported Debt, School District, Financing Program, Refunding, Series A, FSA
             Insured, 5.00%, 10/01/22 ...........................................................   $      7,645,000   $  8,522,875
          Non-State Supported Debt, School District, Financing Program, Series C, FSA Insured,
             5.00%, 10/01/32 ....................................................................          5,000,000      5,346,050
          Non-State Supported Debt, School District, Financing Program, Series A, Assured Guaranty,
             5.625%, 10/01/29 ...................................................................          3,000,000      3,340,650
          Non-State Supported Debt, The New School, Refunding, NATL Insured, 5.00%, 7/01/46 .....         12,000,000     12,246,720
          NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ....................................          1,700,000      1,768,697
          Pace University, NATL Insured, Pre-Refunded, 6.00%, 7/01/29 ...........................          3,000,000      3,156,030
          School Districts Financing Program, Series D, NATL Insured, 5.25%, 10/01/23 ...........          1,750,000      1,860,723
          School Districts Financing Program, Series D, NATL Insured, 5.00%, 10/01/30 ...........          1,750,000      1,814,313
          Secondarily Insured, Lease, State University, AMBAC Insured, 5.00%, 7/01/32 ...........          5,000,000      5,254,900
          Secondarily Insured, State University Educational Facilities, Third General Resolution,
             Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22 ..............................          5,000,000      5,790,750
          Series 1, NATL Insured, 5.00%, 7/01/24 ................................................          2,000,000      2,102,740
          Siena College, NATL Insured, 5.00%, 7/01/31 ...........................................          3,500,000      3,577,875
          St. John's University, Series A, NATL Insured, Pre-Refunded, 5.25%, 7/01/30 ...........          3,500,000      3,816,365
          State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL
             Insured, 5.00%, 7/01/36 ............................................................          4,670,000      4,757,889
          Upstate Community Colleges, NATL Insured, Pre-Refunded, 5.125%, 7/01/30 ...............          5,945,000      6,215,854
       New York State Energy Research and Development Authority PCR, Central Hudson Gas,
          Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 ....................................          3,500,000      3,545,535
       New York State Environmental Facilities Corp. Water Facilities Revenue, Spring Valley
          Water Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 .....................          3,000,000      3,011,910
       New York State HFAR, MFH, Affordable Housing, Series B, 4.50%, 11/01/29 ..................          2,000,000      2,016,680
       New York State Local Government Assistance Corp. Revenue, Senior Lien, Refunding,
          Series B-C/D, 5.00%, 4/01/20 ..........................................................          5,000,000      5,874,600
       New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
          AMBAC Insured, 5.25%, 5/15/31 .........................................................          4,000,000      4,075,200
       New York State Power Authority Revenue, Series A, NATL Insured, 5.00%, 11/15/47 ..........         10,000,000     10,495,600
       New York State Thruway Authority General Revenue, AMBAC Insured, 5.00%, 1/01/30 ..........          7,540,000      7,892,721
       New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
          Series A, FSA Insured, 5.00%, 4/01/24 .................................................          7,420,000      8,215,276
       New York State Urban Development Corp. Revenue, State Personal Income Tax, Series A-1,
          5.00%, 12/15/27 .......................................................................          5,000,000      5,488,950
       Niagara Falls City School District COP, High School Facility, Refunding, FSA Insured,
          5.00%, 6/15/28 ........................................................................          4,155,000      4,046,388
       Niagara Falls Public Improvement GO, NATL Insured, 6.85%, 3/01/19                                       5,000          5,001
       North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
             4/01/15 ............................................................................          1,065,000      1,297,543
             4/01/16 ............................................................................          1,000,000      1,239,710
       Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project,
          XLCA Insured, 5.00%, 12/15/30 .........................................................          1,805,000      1,896,044
       Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36 ........................         20,240,000     17,847,834
       Rensselaer County GO, AMBAC Insured, 6.70%, 2/15/11 ......................................            810,000        869,948
       Rockland County IDA Civic Facility Revenue, Nyack Library Project, Series A, AMBAC
          Insured, 5.00%,
          12/01/32 ..............................................................................          2,000,000      2,044,220
          12/01/37 ..............................................................................          3,320,000      3,382,117


                               Annual Report | 29

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------                                                  ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Sachem Central School District Holbrook GO, NATL Insured, Pre-Refunded, 5.00%, 6/15/30 ......   $      1,000,000   $  1,134,570
    Schenectady IDA Civic Facility Revenue,
          Schaffer Heights, Series A, GNMA Secured, 6.00%, 11/01/30 .............................          3,000,000      3,103,200
          Schaffer Heights, Series A, GNMA Secured, 6.05%, 11/01/35 .............................          2,375,000      2,450,953
          Union College Project, Series A, AMBAC Insured, 5.00%, 7/01/32 ........................          2,395,000      2,470,538
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1C, AMBAC Insured,
       5.25%, 6/01/21 ...........................................................................          6,000,000      6,376,140
    Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, NATL Insured,
       Pre-Refunded, 5.20%, 1/01/27 .............................................................          1,000,000      1,255,470
    Warren and Washington Counties IDA Civic Facility Revenue, Series B, FSA Insured, 5.00%,
       12/01/27                                                                                            3,680,000      3,891,600
    Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 ....................          1,500,000      1,528,515
                                                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $506,752,387) .....................                       518,877,666
                                                                                                                       ------------
    SHORT TERM INVESTMENTS 1.5%
    MUNICIPAL BONDS 1.5%
    NEW YORK 1.5%
(a) New York City GO, Refunding,
          Series E, Sub Series E-5, Daily VRDN and Put, 0.28%, 8/01/15 ..........................          1,700,000      1,700,000
          Series J, Sub Series J-4, Daily VRDN and Put, 0.28%, 8/01/25 ..........................            500,000        500,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue, Refunding,
       Series B, Sub Series B-3, Daily VRDN and Put, 0.34%, 6/15/25 .............................            300,000        300,000
(a) Syracuse IDA Civic Facility Revenue, Syracuse University Project,
          Series A-1, Daily VRDN and Put, 0.30%, 7/01/37 ........................................          2,980,000      2,980,000
          Series A-2, Daily VRDN and Put, 0.30%, 12/01/37 .......................................          2,510,000      2,510,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $7,990,000) ..............................................                         7,990,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $514,742,387) 98.5% .................................................                       526,867,666
    OTHER ASSETS, LESS LIABILITIES 1.5% .........................................................                         7,947,210
                                                                                                                       ------------
    NET ASSETS 100.0% ...........................................................................                      $534,814,876
                                                                                                                       ============

See Abbreviations on page 52.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                     YEAR ENDED SEPTEMBER 30,
                                                    ---------------------------------------------------------
                                                      2009       2008        2007         2006         2005
                                                    --------   --------    --------     --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  10.37   $  10.80    $  10.93     $  10.96     $  11.15
                                                    --------   --------    --------     --------     --------
Income from investment operations(a):
    Net investment income(b) ....................       0.38       0.39        0.39         0.39         0.38
    Net realized and unrealized gains (losses) ..       0.84      (0.42)      (0.12)       (0.04)       (0.19)
                                                    --------   --------    --------     --------     --------
Total from investment operations ................       1.22      (0.03)       0.27         0.35         0.19
                                                    --------   --------    --------     --------     --------
Less distributions from net investment income ...      (0.38)     (0.40)      (0.40)       (0.38)       (0.38)
                                                    --------   --------    --------     --------     --------
Redemption fees(c) ..............................         --         --(d)       --(d)        --(d)        --(d)
                                                    --------   --------    --------     --------     --------
Net asset value, end of year ....................   $  11.21   $  10.37    $  10.80     $  10.93     $  10.96
                                                    ========   ========    ========     ========     ========
Total return(e) .................................      12.00%     (0.39)%      2.51%        3.28%        1.72%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.71%      0.73%       0.74%        0.75%        0.74%
Net investment income ...........................       3.60%      3.58%       3.62%        3.56%        3.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $429,295   $320,661    $273,552     $222,308     $233,785
Portfolio turnover rate .........................      12.61%      8.37%      20.61%       30.01%        5.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                 YEAR ENDED SEPTEMBER 30,
                                                   ----------------------------------------------------
                                                     2009      2008       2007        2006        2005
                                                   -------   -------    --------    -------     -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 10.38   $ 10.82    $ 10.95     $ 10.97     $ 11.16
                                                   -------   -------    -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................      0.32      0.33       0.33        0.33        0.32
   Net realized and unrealized gains (losses) ..      0.85     (0.43)     (0.12)      (0.03)      (0.19)
                                                   -------   -------    -------     -------     -------
Total from investment operations ...............      1.17     (0.10)      0.21        0.30        0.13
                                                   -------   -------    -------     -------     -------
Less distributions from net investment income ..     (0.32)    (0.34)     (0.34)      (0.32)      (0.32)
                                                   -------   -------    -------     -------     -------
Redemption fees(c) .............................        --        --(d)       --(d)      --(d)       --(d)
                                                   -------   -------    -------     -------     -------
Net asset value, end of year ...................   $ 11.23   $ 10.38    $ 10.82     $ 10.95     $ 10.97
                                                   =======   =======    =======     =======     =======
Total return(e) ................................     11.47%    (1.04)%     1.95%       2.81%       1.16%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.26%     1.28%      1.29%       1.29%       1.29%
Net investment income ..........................      3.05%     3.03%      3.07%       3.02%       2.85%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $60,095   $18,007    $11,175     $12,123     $12,323
Portfolio turnover rate ........................     12.61%     8.37%     20.61%      30.01%       5.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                      PERIOD ENDED
                                                     SEPTEMBER 30,
ADVISOR CLASS                                           2009(a)
-------------                                        -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $ 10.29
                                                        -------
Income from investment operations(b):
   Net investment income(c) ......................         0.33
   Net realized and unrealized gains (losses) ....         0.93
                                                        -------
Total from investment operations .................         1.26
                                                        -------
Less distributions from net investment income ....        (0.32)
                                                        -------
Net asset value, end of period ...................      $ 11.23
                                                        =======
Total return(d) ..................................        12.45%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................         0.61%
Net investment income ............................         3.70%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $34,423
Portfolio turnover rate ..........................        12.61%

(a)  For the period December 1, 2008 (effective date) to September 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009

    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------------                                        ----------------   ------------
    MUNICIPAL BONDS 95.5%
    NEW YORK 88.3%
    Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 .............   $      1,850,000   $  1,869,610
    Albany IDA Civic Facility Revenue,
          St. Peter's Hospital Project, Series A, 5.75%, 11/15/22 ...............................          4,090,000      4,336,995
          St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/12 ...............            420,000        456,149
    Amherst IDA Civic Facility Revenue,
          Mandatory Put 10/01/11, Refunding, Series A, Radian Insured, 4.20%, 10/01/31 ..........          4,145,000      4,176,502
          University of Buffalo Foundation, Student Housing, Creekside Project, Series A, AMBAC
             Insured, 4.625%, 8/01/16 ...........................................................          1,030,000      1,095,652
    Bath Central School District GO, Refunding, FGIC Insured, 4.00%, 6/15/19 ....................          1,850,000      1,884,003
    Buffalo GO,
          Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ....................................          1,225,000      1,288,357
          Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 ..................................            880,000        895,770
    Byram Hills Central School District GO, ETM, 4.00%, 11/15/10 ................................          1,375,000      1,430,289
    Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 .................          1,080,000      1,148,094
    Clarence Central School District GO, Refunding, FSA Insured, 4.75%, 5/15/15 .................          2,390,000      2,543,773
    Connetquot Central School District Islip GO, Series B, FSA Insured, Pre-Refunded, 4.40%,
       6/15/16 ..................................................................................          1,000,000      1,038,400
    Dansville Central School District GO, Refunding, Series B, FGIC Insured,
          4.25%, 6/15/11 ........................................................................            930,000        979,355
          4.35%, 6/15/12 ........................................................................            870,000        932,118
          4.45%, 6/15/13 ........................................................................            995,000      1,062,939
    Erie County GO,
          FGIC Insured, 4.70%, 11/01/12 .........................................................            585,000        588,943
          Public improvement, Series A, NATL Insured, 5.625%, 10/01/12 ..........................            110,000        111,100
          Public Improvement, Series A, NATL Insured, Pre-Refunded, 5.625%, 10/01/12 ............            890,000        898,900
    Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17 .......................          1,935,000      2,246,458
    Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured, 4.50%, 6/15/15 ....          1,095,000      1,163,109
    Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%, 5/15/10 .......          1,260,000      1,287,972
    Harborfields Central School District Greenlawn GO, FSA Insured, Pre-Refunded, 5.00%,
       6/01/17 ..................................................................................          2,105,000      2,257,697
    Highland Central School District GO, Refunding, FSA Insured, 4.125%, 6/15/16 ................          1,080,000      1,124,561
    Holland Patent Central School District GO, NATL Insured, ETM, 4.25%, 6/15/10 ................          1,125,000      1,156,196
    Huntington GO, Public Improvement, 4.20%, 9/01/13 ...........................................          1,230,000      1,273,345
    Islip Union Free School District No. 002 GO, Refunding, FGIC Insured, 5.00%, 7/01/18 ........          2,215,000      2,424,849
    Livingston County GO, Public Improvement, FSA Insured, 4.00%, 7/15/21 .......................          1,450,000      1,532,418
    Long Island Power Authority Electric System Revenue, General, Refunding,
          Series A, FGIC Insured, 5.00%, 12/01/19 ...............................................          5,000,000      5,497,700
          Series E, 5.00%, 12/01/22 .............................................................            500,000        537,260
    Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Series
       A, CIFG Insured, 5.00%, 6/01/15 ..........................................................          1,000,000      1,059,460
    Middle Country Central School District at Centereach GO, FSA Insured, 4.75%, 6/01/17 ........          1,650,000      1,688,527
    Monroe County GO,
          Public Improvement, FGIC Insured, 4.30%, 3/01/13 ......................................          3,015,000      3,108,766
          Series A, Assured Guaranty, 4.50%, 6/01/20 ............................................          2,855,000      2,959,008
          Series A, Assured Guaranty, 4.75%, 6/01/23 ............................................          2,860,000      2,967,536
    Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue,
       Refunding, NATL Insured, 4.00%, 1/01/13 ..................................................          1,920,000      2,065,478
    MTA Revenue, Series B, NATL Insured, 5.25%, 11/15/20 ........................................         11,250,000     13,060,237


                               34 | Annual Report

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------------                                        ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Service Contract Revenue, Refunding, Series A,
          5.50%, 7/01/15 ........................................................................   $      5,000,000   $  5,820,350
          5.75%, 7/01/18 ........................................................................          1,310,000      1,580,581
          NATL Insured, 5.50%, 1/01/19 ..........................................................            480,000        520,661
    MTA Transit Facilities Revenue, Series C, FSA Insured, Pre-Refunded, 4.75%,
          7/01/16 ...............................................................................          1,370,000      1,511,179
          7/01/16 ...............................................................................            545,000        592,284
    Nassau County GO, Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 .........................          1,000,000      1,085,600
    Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series H,
       AMBAC Insured, 5.25%, 11/15/17 ...........................................................          1,500,000      1,695,195
    New York Bridge Authority Revenue, General, 4.125%, 1/01/13 .................................          4,000,000      4,207,600
    New York City GO,
          Refunding, Series A1, 5.00%, 8/01/17 ..................................................            500,000        574,880
          Refunding, Series F, 5.25%, 8/01/13 ...................................................          1,095,000      1,159,419
          Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 .....................................          2,000,000      2,220,800
          Series C, NATL Insured, 5.00%, 8/01/16 ................................................            500,000        564,430
          Series E, 5.00%, 8/01/19 ..............................................................          3,000,000      3,377,580
          Series G, 5.00%, 8/01/15 ..............................................................            325,000        370,650
          Series G, Refunding, 5.00%, 8/01/14 ...................................................            200,000        225,972
          Series H, 4.125%, 8/01/11 .............................................................          1,560,000      1,646,050
          Series L, Sub Series L-1, 5.00%, 4/01/23 ..............................................         10,000,000     11,031,600
    New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24 ........................................          2,810,000      2,925,069
    New York City Health and Hospital Corp. Revenue, Health System,
          Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ....................................          1,000,000      1,011,030
          Series A, FSA Insured, 4.15%, 2/15/12 .................................................            750,000        786,990
          Series A, FSA Insured, 4.30%, 2/15/13 .................................................          1,000,000      1,047,330
    New York City IDA Civic Facility Revenue,
          FSA Insured, 5.00%, 11/15/19 ..........................................................          1,000,000      1,073,960
          Institute of International Education Inc. Project, 5.125%, 9/01/16 ....................          2,320,000      2,419,342
    New York City IDAR,
          AMBAC Insured, 5.00%, 1/01/18 .........................................................            550,000        573,694
          Capital Appreciation, Yankee Stadium, Pilot, Assured Guaranty, zero cpn., 3/01/21 .....         10,150,000      5,778,902
    New York City Transitional Finance Authority Building Aid Revenue,
          Fiscal 2007, Series S-1, NATL Insured, 5.00%, 7/15/18 .................................            550,000        619,883
          Fiscal 2009, Series S-3, 5.00%, 1/15/22 ...............................................         11,865,000     13,264,002
          Fiscal 2009, Series S-4, 5.00%, 1/15/20 ...............................................          1,000,000      1,135,720
    New York City Transitional Finance Authority Revenue,
          Future Tax Secured, Series A, 5.25%, 5/01/17 ..........................................            400,000        422,124
          Future Tax Secured, Series A, 5.00%, 5/01/22 ..........................................         10,000,000     11,473,800
          Future Tax Secured, Series B, 4.75%, 11/01/16 .........................................            435,000        440,324
          Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/13 ...........................          1,000,000      1,045,070
          Future Tax Secured, Series C, 5.00%, 11/01/22 .........................................            160,000        179,227
          sub. bond, Future Tax Secured, Refunding, Series B, 5.00%, 11/01/23 ...................          5,000,000      5,572,400
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art, Refunding,
       Series 1A, 5.00%, 10/01/10 ...............................................................          1,000,000      1,042,810
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC
       Insured, 5.00%, 11/15/20 .................................................................          5,775,000      6,152,800
    New York State Dormitory Authority Lease Revenue,
       Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured,
          5.00%, 8/15/21 ........................................................................          5,340,000      5,855,363


                               Annual Report | 35

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------------                                        ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Lease Revenue, (continued)
          Master Boces Program, FSA Insured, 5.25%, 8/15/19 .....................................   $      1,000,000   $  1,063,190
          State University Dormitory Facilities, Series A, Pre-Refunded, 5.50%, 7/01/12 .........          1,815,000      1,902,701
    New York State Dormitory Authority Revenue,
          Department of Health, Refunding, 5.25%, 7/01/16 .......................................            500,000        540,370
          Department of Health, Refunding, 5.25%, 7/01/17 .......................................          5,000,000      5,365,200
          Department of Health, Refunding, Series 2, 5.00%, 7/01/19 .............................          3,740,000      4,013,244
          Department of Health, Refunding, Sub Series 2, FGIC Insured, 5.00%, 7/01/18 ...........          5,000,000      5,353,950
          Hospital, Maimonides, NATL Insured, 5.00%, 8/01/17 ....................................          1,720,000      1,843,737
          Hospital, Maimonides, NATL Insured, 5.00%, 8/01/19 ....................................          1,895,000      2,005,365
          Hospital Insured Mortgage, Series A, FSA Insured, 5.25%, 8/15/15 ......................          5,000,000      5,453,150
          Mandatory Put 5/15/12, Refunding, Series B, 5.25%, 11/15/23 ...........................          2,000,000      2,157,100
          Memorial Sloan Kettering Cancer, Series C, NATL Insured, 5.50%, 7/01/23 ...............          1,300,000      1,514,838
          Montefiore Hospital, FGIC Insured, 5.00%, 2/01/18 .....................................          2,975,000      3,183,875
          Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ................................          2,080,000      2,079,896
          New York University Insured, Series 1, AMBAC Insured, 5.50%, 7/01/18 ..................            500,000        596,715
          Non-State Supported Debt, Bishop Henry B. Hucles Nursing, 5.00%, 7/01/24 ..............          4,765,000      4,986,430
          Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39 .....          1,000,000      1,082,460
          Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
             NATL Insured, 5.00%, 7/01/19 .......................................................          2,500,000      2,777,225
          Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
          NATL Insured, 5.00%, 7/01/20 ..........................................................          3,670,000      4,053,295
          Non-State Supported Debt, Municipal Health Facilities, Lease, Series 2, Sub Series 2-2,
             5.00%, 1/15/21 .....................................................................          6,675,000      7,333,422
          Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/23 ...............................................................................          2,000,000      2,191,800
          Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E, 5.00%, 5/01/19           5,000,000      5,345,000
          Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E, 5.00%, 5/01/20          11,695,000     12,435,293
          Non-State Supported Debt, North Shore L.I. Jewish Obligation Group, Series A, 5.00%,
             5/01/23 ............................................................................          2,000,000      2,068,700
          Non-State Supported Debt, School District, Financing Program, Series A, Assured
             Guaranty, 5.00%, 10/01/24 ..........................................................          5,000,000      5,494,850
          Non-State Supported Debt, School District, Financing Program, Series C, Assured
             Guaranty, 7.25%, 10/01/28 ..........................................................          7,615,000      9,319,770
          Non-State Supported Debt, St. John's University, Series A, NATL Insured, 5.00%,
             7/01/24 ............................................................................          1,000,000      1,055,710
          Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/22 .........          1,250,000      1,404,688
(a)    Non-State Supported Debt, United Health Hospitals, FHA Insured, 4.50%, 8/01/18 ...........          5,000,000      5,396,200
          Non-State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/22 .........            500,000        540,260
          Non-State Supported Debt, Upstate Community, State Supported, Refunding, Series B, NATL
             Insured, 5.50%, 7/01/22 ............................................................         10,000,000     11,814,600
          Secured Hospital, Catskill Regional, Refunding, FGIC Insured, 5.25%, 2/15/18 ..........          2,300,000      2,512,727
          Series A, FSA Insured, 5.25%, 7/01/18 .................................................          1,460,000      1,571,164
          St. John's University, Series A, NATL Insured, 5.00%, 7/01/14 .........................            750,000        787,943
          State Supported Debt, FSA Insured, 5.00%, 2/15/19 .....................................          5,470,000      6,329,337
          State Supported Debt, FSA Insured, 5.00%, 2/15/20 .....................................          3,500,000      4,000,010
          State Supported Debt, FSA Insured, 5.00%, 2/15/21 .....................................          5,475,000      6,202,846
          State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL
             Insured, 5.00%, 7/01/21 ............................................................          1,980,000      2,106,661


                               36 | Annual Report

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------------                                        ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenue, (continued)
          State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL
             Insured, 5.00%, 7/01/22 ............................................................   $      1,730,000   $  1,836,447
          State Supported Debt, Mental Health Services Facilities Improvement, NATL Insured,
             5.00%, 2/15/15 .....................................................................          1,245,000      1,388,972
          State University Educational Facilities, Third General Resolution, Refunding, Series A,
             MBIA Insured, 5.50%, 5/15/21 .......................................................          7,000,000      8,030,470
          Teachers College, NATL Insured, 4.00%, 7/01/12 ........................................          1,000,000      1,073,240
          University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21 .......................            500,000        583,950
    New York State Dormitory Authority State Personal Income Tax Revenue, Education,
          Series D, 5.00%, 3/15/14 ..............................................................          1,000,000      1,142,060
          Series F, 5.00%, 3/15/23 ..............................................................          1,000,000      1,090,310
    New York State Energy Research and Development Authority PCR, New York State Electric and
       Gas Corp. Project,
          NATL Insured, 4.10%, 3/15/15 ..........................................................          2,000,000      2,018,560
          Series B, NATL Insured, 4.00%, 10/15/15 ...............................................          5,000,000      5,028,900
          Series D, NATL Insured, 4.10%, 12/01/15 ...............................................          2,000,000      2,015,440
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
       Revolving Funds, Series B, 5.80%, 1/15/16 ................................................          1,010,000      1,022,120
    New York State Environmental Facilities Corp. State Personal Income Tax Revenue, Series A,
       5.00%, 12/15/21 ..........................................................................          1,115,000      1,282,350
    New York State GO, Series A, 3.50%, 3/15/12 .................................................          1,000,000      1,059,470
    New York State Local Government Assistance Corp. Revenue, Senior Lien, Refunding,
       Series B-C/D, 5.00%, 4/01/20 .............................................................          5,000,000      5,874,600
    New York State Municipal Bond Bank Agency Special School Purpose Revenue, Series C, 5.50%,
       12/01/12 .................................................................................            650,000        717,535
    New York State Power Authority Revenue, Refunding, Series C, NATL Insured, 5.00%, 11/15/17 ..          1,000,000      1,179,270
    New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%,
       1/01/22 ..................................................................................          6,535,000      7,032,575
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
          General, Second, Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21 ...................          5,000,000      5,498,400
          General, Second, Series B, 5.00%, 4/01/18 .............................................          5,000,000      5,767,050
          Series A, FSA Insured, 5.25%, 4/01/12 .................................................          1,620,000      1,789,241
    New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
          Series A, NATL Insured, 5.00%, 4/01/22 ................................................          1,000,000      1,084,720
          Series B, 5.00%, 4/01/21 ..............................................................          5,000,000      5,749,150
    New York State Thruway Authority State Personal Income Tax Revenue, Transportation,
          Series A, 5.00%, 3/15/21 ..............................................................         10,000,000     11,625,200
          NATL Insured, 5.00%, 3/15/21 ..........................................................            500,000        538,260
    New York State Urban Development Corp. Revenue,
          Corporate Purpose, sub. lien, Series A, 5.125%, 1/01/22 ...............................            885,000        933,401
          Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19 .................................         10,000,000     11,765,300
          State Personal Income Tax, Series A-1, 5.00%, 12/15/22 ................................          1,500,000      1,713,525
          State Personal Income Tax, Series A-1, 5.00%, 12/15/23 ................................          2,500,000      2,838,825
          State Personal Income Tax, Series B, FSA Insured, 5.00%, 3/15/21 ......................          1,000,000      1,093,970
          State Personal Income Tax, Series C-1, Empire State, 4.125%, 12/15/16 .................          1,490,000      1,591,931
          State Personal Income Tax, Series C-1, Empire State, 4.25%, 12/15/17 ..................          1,955,000      2,080,746
    Olean City School District GO, Refunding, FGIC Insured, 4.375%, 6/15/17 .....................          1,335,000      1,383,527


                               Annual Report | 37

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------------                                        ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Onondaga County Water Authority Water Revenue, General, Series A, FSA Insured, 5.00%,
          9/15/14 ...............................................................................   $        300,000   $    311,694
          9/15/15 ...............................................................................            665,000        689,326
    Orange County GO, Various Purpose, 4.00%, 7/01/24 ...........................................          1,250,000      1,315,913
    Rochester GO,
          NATL Insured, ETM, 4.125%, 2/15/10 ....................................................            520,000        527,171
          Refunding, NATL Insured, 4.125%, 2/15/10 ..............................................            490,000        496,037
    Sales Tax Asset Receivable Corp. Revenue, Series A, NATL Insured, 5.25%, 10/15/18 ...........          5,000,000      5,763,250
    Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 .............          1,025,000      1,073,144
    Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%, 9/15/21 ...........          1,720,000      1,787,974
    Southampton Town GO, Open Space Preservation, 4.00%, 12/15/22 ...............................          1,000,000      1,088,150
    St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University, Series A, 5.00%,
       10/01/16 .................................................................................         12,000,000     13,462,800
    Suffolk County GO, Refunding, Series B, FSA Insured, 5.25%, 5/01/15 .........................            100,000        117,459
    Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan Complex,
       AMBAC Insured,
          5.25%, 10/15/14 .......................................................................          1,435,000      1,451,302
          5.00%, 4/15/16 ........................................................................          1,000,000      1,011,290
    Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, NATL Insured,
       5.10%, 6/01/13 ...........................................................................          2,000,000      2,244,520
    Tobacco Settlement Financing Corp. Revenue,
          Asset-Backed, Series A-1C, 5.50%, 6/01/19 .............................................          5,000,000      5,372,100
          Asset-Backed, Series A-1C, AMBAC Insured, 5.25%, 6/01/21 ..............................          4,200,000      4,463,298
          Asset-Backed, Series B-1C, 5.50%, 6/01/21 .............................................          1,000,000      1,071,210
    Triborough Bridge and Tunnel Authority Revenues, Refunding, NATL Insured, 5.00%, 11/15/20 ...          1,330,000      1,425,999
    Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, AMBAC Insured,
          5.75%, 4/01/20 ........................................................................            165,000        169,064
          Pre-Refunded, 5.75%, 4/01/20 ..........................................................            835,000        865,761
    Webster Central School District GO, Refunding, FSA Insured, 5.00%, 6/15/14 ..................            500,000        574,375
    Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%, 5/01/19 ...          1,525,000      1,643,050
    Yonkers GO,
          Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/15/14 ................................          1,795,000      1,854,109
          Series E, NATL Insured, 5.00%, 12/01/14 ...............................................            750,000        814,778
    Yorktown Central School District GO, NATL Insured, 4.625%, 6/15/18 ..........................          1,890,000      1,955,715
                                                                                                                       ------------
                                                                                                                        462,414,923
                                                                                                                       ------------
    U.S. TERRITORIES 7.2%
    PUERTO RICO 6.3%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       Assured Guaranty, 5.00%, 7/01/16 .........................................................          5,190,000      5,755,347
    Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty, 5.25%, 7/01/18 ...........          1,820,000      2,030,337
    Puerto Rico Commonwealth Highway and Transportation Authority Grant Anticipation Revenue,
       Refunding, NATL Insured, 5.00%, 9/15/17 ..................................................          1,000,000      1,041,150
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, Assured Guaranty, 5.50%, 7/01/21 ....................................          4,000,000      4,610,200
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Refunding, Series C, BHAC Insured, 5.50%, 7/01/20 ........................................         11,550,000     13,866,122


                               38 | Annual Report

Franklin New York Tax-Free Trust

    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------------                                        ----------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series NN, NATL Insured,
       5.25%, 7/01/22 ...........................................................................   $      1,000,000   $  1,113,170
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%,
          3/01/16 ...............................................................................          2,605,000      2,505,307
          3/01/21 ...............................................................................          2,555,000      2,252,079
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, Pre-Refunded, 5.25%,
       7/01/33 ..................................................................................             10,000         11,457
                                                                                                                       ------------
                                                                                                                         33,185,169
                                                                                                                       ------------
    VIRGIN ISLANDS 0.9%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
       Series A, 5.30%, 10/01/11 ................................................................          3,000,000      3,040,080
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
       7/01/13 ..................................................................................          1,775,000      1,790,780
                                                                                                                       ------------
                                                                                                                          4,830,860
                                                                                                                       ------------
    TOTAL U.S. TERRITORIES ......................................................................                        38,016,029
                                                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $473,723,421) .....................                       500,430,952
                                                                                                                       ------------
    SHORT TERM INVESTMENTS 3.0%
    MUNICIPAL BONDS 3.0%
    NEW YORK 3.0%
(b) New York City GO,
          Refunding, Series J, Sub Series J-4, Daily VRDN and Put, 0.28%, 8/01/25 ...............          2,100,000      2,100,000
          Series E, Sub Series E-2, Daily VRDN and Put, 0.28%, 8/01/20 ..........................            800,000        800,000
          Series E, Sub Series E-2, Daily VRDN and Put, 0.28%, 8/01/34 ..........................          1,400,000      1,400,000
(b) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put,
       0.34%, 11/01/39 ..........................................................................            600,000        600,000
(b) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
          Refunding, Series B, Sub Series B-3, Daily VRDN and Put, 0.34%, 6/15/25 ...............          3,700,000      3,700,000
          Second General Resolution, Refunding, Series CC, Sub Series CC-1, Daily VRDN and Put,
             0.30%, 6/15/38 .....................................................................          1,125,000      1,125,000
    New York State Dormitory Authority Revenue, Non-State Supported Debt, University of
       Rochester, Refunding, Series B, 2.50%, 7/01/10 ...........................................          1,445,000      1,465,100
(b) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
       Structure Obligations, Refunding, Series 3, Daily VRDN and Put, 0.32%, 6/01/20 ...........          4,000,000      4,000,000
(b) Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-2, Daily
       VRDN and Put, 0.30%, 12/01/37 ............................................................            700,000        700,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $15,888,988) .............................................                        15,890,100
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $489,612,409) 98.5% .................................................                       516,321,052
    OTHER ASSETS, LESS LIABILITIES 1.5% .........................................................                         7,491,445
                                                                                                                       ------------
    NET ASSETS 100.0% ...........................................................................                      $523,812,497
                                                                                                                       ============

See Abbreviations on page 52.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin New York Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2009

                                                                                           FRANKLIN       FRANKLIN NEW YORK
                                                                                           NEW YORK       INTERMEDIATE-TERM
                                                                                       INSURED TAX-FREE        TAX-FREE
                                                                                          INCOME FUND        INCOME FUND
                                                                                       ----------------   -----------------
Assets:
   Investments in securities:
      Cost .........................................................................     $514,742,387       $489,612,409
                                                                                         ============       ============
      Value ........................................................................     $526,867,666       $516,321,052
   Cash ............................................................................           38,872            468,322
   Receivables:
      Capital shares sold ..........................................................        2,006,366          7,573,447
      Interest .....................................................................        7,428,054          6,182,909
   Other assets ....................................................................              369                258
                                                                                         ------------       ------------
         Total assets ..............................................................      536,341,327        530,545,988
                                                                                         ------------       ------------
Liabilities:
   Payables:
      Investment securities purchased ..............................................               --          5,376,150
      Capital shares redeemed ......................................................          612,279            522,664
      Affiliates ...................................................................          376,265            343,900
      Distributions to shareholders ................................................          488,964            443,591
   Accrued expenses and other liabilities ..........................................           48,943             47,186
                                                                                         ------------       ------------
         Total liabilities .........................................................        1,526,451          6,733,491
                                                                                         ------------       ------------
            Net assets, at value ...................................................     $534,814,876       $523,812,497
                                                                                         ============       ============
Net assets consist of:
   Paid-in capital .................................................................     $539,044,137       $502,191,980
   Undistributed net investment income (distributions in excess of net investment
   income) .........................................................................         (280,942)             6,472
   Net unrealized appreciation (depreciation) ......................................       12,125,279         26,708,643
   Accumulated net realized gain (loss) ............................................      (16,073,598)        (5,094,598)
                                                                                         ------------       ------------
            Net assets, at value ...................................................     $534,814,876       $523,812,497
                                                                                         ------------       ------------
CLASS A:
   Net assets, at value ............................................................     $466,746,940       $429,294,727
                                                                                         ============       ============
   Shares outstanding ..............................................................       41,602,002         38,302,618
                                                                                         ============       ============
   Net asset value per share(a) ....................................................     $      11.22       $      11.21
                                                                                         ============       ============
   Maximum offering price per share (net asset value per share / 95.75% and 97.75%,
      respectively) ................................................................     $      11.72       $      11.47
                                                                                         ============       ============
CLASS C:
   Net assets, at value ............................................................     $ 68,067,936       $ 60,095,223
                                                                                         ============       ============
   Shares outstanding ..............................................................        5,963,407          5,350,028
                                                                                         ============       ============
   Net asset value and maximum offering price per share(a) .........................     $      11.41       $      11.23
                                                                                         ============       ============
ADVISOR CLASS:
   Net assets, at value ............................................................                        $ 34,422,547
                                                                                                            ============
   Shares outstanding ..............................................................                           3,065,690
                                                                                                            ============
   Net asset value and maximum offering price per share ............................                        $      11.23
                                                                                                            ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Franklin New York Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended September 30, 2009

                                                                                   FRANKLIN       FRANKLIN NEW YORK
                                                                                   NEW YORK       INTERMEDIATE-TERM
                                                                               INSURED TAX-FREE        TAX-FREE
                                                                                  INCOME FUND        INCOME FUND
                                                                               ----------------   -----------------
Investment income:
   Interest ................................................................     $24,977,005         $16,192,877
                                                                                 -----------         -----------
Expenses:
   Management fees (Note 3a) ...............................................       2,480,769           1,967,388
   Distribution fees: (Note 3c)
      Class A ..............................................................         435,381             323,963
      Class C ..............................................................         378,187             209,049
   Transfer agent fees (Note 3e) ...........................................         176,512             159,240
   Custodian fees ..........................................................           6,952               5,156
   Reports to shareholders .................................................          37,538              32,690
   Registration and filing fees ............................................          23,898              35,072
   Professional fees .......................................................          36,862              31,651
   Trustees' fees and expenses .............................................          32,617              22,540
   Other ...................................................................          44,358              43,198
                                                                                 -----------         -----------
         Total expenses ....................................................       3,653,074           2,829,947
                                                                                 -----------         -----------
            Net investment income ..........................................      21,323,931          13,362,930
                                                                                 -----------         -----------
   Realized and unrealized gains (losses):
      Net realized gain (loss) from investments ............................      (9,610,158)         (2,424,644)
      Net change in unrealized appreciation (depreciation) on investments ..      53,299,479          34,510,778
                                                                                 -----------         -----------
   Net realized and unrealized gain (loss) .................................      43,689,321          32,086,134
                                                                                 -----------         -----------
   Net increase (decrease) in net assets resulting from operations .........     $65,013,252         $45,449,064
                                                                                 ===========         ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FRANKLIN NEW YORK             FRANKLIN NEW YORK
                                                                            INSURED                  INTERMEDIATE-TERM
                                                                      TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                                  ---------------------------   ---------------------------
                                                                    YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                                                  ---------------------------   ---------------------------
                                                                      2009           2008           2009           2008
                                                                  ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................   $ 21,323,931   $ 23,747,012   $ 13,362,930   $ 11,139,228
      Net realized gain (loss) from investments ...............     (9,610,158)    (2,370,202)    (2,424,644)        30,951
      Net change in unrealized appreciation (depreciation)
         on investments .......................................     53,299,479    (54,985,345)    34,510,778    (13,995,257)
                                                                  ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets resulting
               from operations ................................     65,013,252    (33,608,535)    45,449,064     (2,825,078)
                                                                  ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................    (19,302,425)   (21,693,132)   (12,062,812)   (10,948,597)
         Class C ..............................................     (2,241,817)    (2,109,940)      (946,040)      (423,169)
         Advisor Class ........................................             --             --       (143,666)            --
                                                                  ------------   ------------   ------------   ------------
   Total distributions to shareholders ........................    (21,544,242)   (23,803,072)   (13,152,518)   (11,371,766)
                                                                  ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
      Class A .................................................    (38,508,972)       171,324     80,492,515     60,565,939
      Class C .................................................      4,780,232     10,506,545     38,957,527      7,567,951
      Advisor Class ...........................................             --             --     33,397,561             --
                                                                  ------------   ------------   ------------   ------------
   Total capital share transactions ...........................    (33,728,740)    10,677,869    152,847,603     68,133,890
                                                                  ------------   ------------   ------------   ------------
   Redemption fees ............................................             --          3,214             --          4,458
                                                                  ------------   ------------   ------------   ------------
         Net increase (decrease) in net assets ................      9,740,270    (46,730,524)   185,144,149     53,941,504
   Net assets:
      Beginning of year .......................................    525,074,606    571,805,130    338,668,348    284,726,844
                                                                  ------------   ------------   ------------   ------------
      End of year .............................................   $534,814,876   $525,074,606   $523,812,497   $338,668,348
                                                                  ============   ============   ============   ============
   Undistributed net investment income (distributions in
      excess of net investment income) included in net assets:
         End of year ..........................................   $   (280,942)  $     (6,459)  $      6,472   $   (202,515)
                                                                  ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective December 1, 2008, the Franklin New York Intermediate-Term Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & CLASS C                                CLASS A, CLASS C & ADVISOR CLASS
-----------------                                --------------------------------
Franklin New York Insured Tax-Free Income Fund   Franklin New York Intermediate-Term Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 43

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                               44 | Annual Report

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                               FRANKLIN NEW YORK             FRANKLIN NEW YORK
                                                    INSURED                  INTERMEDIATE-TERM
                                              TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                          ---------------------------   ---------------------------
                                             SHARES         AMOUNT         SHARES         AMOUNT
                                          -----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended September 30, 2009
   Shares sold ........................     6,769,584   $  70,409,843    15,819,980   $ 168,735,833
   Shares issued on merger (Note 7) ...            --              --     1,799,521      19,578,784
   Shares issued in reinvestment
      of distributions ................     1,214,029      12,673,561       813,602       8,668,787
   Shares redeemed ....................   (11,927,833)   (121,592,376)  (11,061,992)   (116,490,889)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............    (3,944,220)  $ (38,508,972)    7,371,111   $  80,492,515
                                          ===========   =============   ===========   =============
Year ended September 30, 2008
   Shares sold ........................    13,109,733   $ 147,163,051    11,955,561   $ 129,193,509
   Shares issued in reinvestment
      of distributions ................     1,327,234      14,788,324       724,830       7,834,792
   Shares redeemed ....................   (14,499,507)   (161,780,051)   (7,079,775)    (76,462,362)
                                          -----------   -------------   -----------   -------------
   Net increase (decrease) ............       (62,540)  $     171,324     5,600,616   $  60,565,939
                                          ===========   =============   ===========   =============


                               Annual Report | 45

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN NEW YORK          FRANKLIN NEW YORK
                                                                INSURED               INTERMEDIATE-TERM
                                                          TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                                       -------------------------   -----------------------
                                                         SHARES        AMOUNT        SHARES       AMOUNT
                                                       ----------   ------------   ---------   -----------
CLASS C SHARES:
Year ended September 30, 2009
   Shares sold .....................................    1,650,517   $ 17,553,257   4,047,700   $43,551,776
   Shares issued on merger (Note 7) ................           --             --      49,868       543,556
   Shares issued in reinvestment of distributions ..      139,749      1,486,679      58,721       630,685
   Shares redeemed .................................   (1,363,403)   (14,259,704)   (540,364)   (5,768,490)
                                                       ----------   ------------   ---------   -----------
   Net increase (decrease) .........................      426,863   $  4,780,232   3,615,925   $38,957,527
                                                       ==========   ============   =========   ===========
Year ended September 30, 2008
   Shares sold .....................................    2,114,246   $ 24,094,389     859,831   $ 9,290,185
   Shares issued in reinvestment of distributions ..      119,447      1,350,633      25,739       278,459
   Shares redeemed .................................   (1,326,910)   (14,938,477)   (184,774)   (2,000,693)
                                                       ----------   ------------   ---------   -----------
   Net increase (decrease) .........................      906,783   $ 10,506,545     700,796   $ 7,567,951
                                                       ==========   ============   =========   ===========
ADVISOR CLASS SHARES:
Period ended September 30, 2009(a)
   Shares sold .....................................                               1,280,602   $13,899,701
   Shares issued on merger (Note 7) ................                               2,006,398    21,869,737
   Shares issued in reinvestment of distributions ..                                   4,198        46,451
   Shares redeemed .................................                                (225,508)   (2,418,328)
                                                                                   ---------   -----------
   Net increase (decrease) .........................                               3,065,690   $33,397,561
                                                                                   =========   ===========

(a)  For the period December 1, 2008 (effective date) to September 30, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               46 | Annual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                   FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                        INSURED          INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                 --------------------   --------------------
Reimbursement Plans:
   Class A ...................................           0.10%                  0.10%
Compensation Plans:
   Class C ...................................           0.65%                  0.65%


                               Annual Report | 47

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                   FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                        INSURED           INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                 --------------------   --------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......         $144,875                $87,858
Contingent deferred sales charges retained ...         $ 56,792                $63,343

E. TRANSFER AGENT FEES

For the year ended September 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                   FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                        INSURED           INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                 --------------------   --------------------
Transfer agent fees ..........................         $107,978                $87,680

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2009, the capital loss carryforwards were as follows:

                                                   FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                        INSURED           INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                 --------------------   --------------------
Capital loss carryforwards expiring in:
   2010 ......................................        $        --           $   34,731
   2011 ......................................            474,738                   --
   2012 ......................................                 --              164,472
   2014 ......................................             18,771               10,330
   2015 ......................................                 --            1,070,408
   2016 ......................................          3,617,726            1,391,438
   2017 ......................................          7,626,443            1,199,413
                                                      -----------           ----------
                                                      $11,737,678           $3,870,792(a)
                                                      ===========           ==========

(a) Includes $395,425 from the merged HSBC Investor New York Tax-Free Bond Fund, which may be carried over to offset future capital gains, subject to certain limitations.

On September 30, 2009, the Franklin New York Intermediate-Term Tax-Free Income Fund had expired capital loss carryforwards of $251, which were reclassified to paid-in capital.


                               48 | Annual Report

Franklin New York Tax-Free Trust

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2009, the deferred losses were as follows:

 FRANKLIN NEW YORK       FRANKLIN NEW YORK
      INSURED            INTERMEDIATE-TERM
TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
--------------------   --------------------
     $3,097,487             $1,223,806

The tax character of distributions paid during the years ended September 30, 2009 and 2008, was as follows:

                                                     FRANKLIN NEW YORK           FRANKLIN NEW YORK
                                                          INSURED                INTERMEDIATE-TERM
                                                    TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                 -------------------------   -------------------------
                                                    2009           2008          2009          2008
                                                 -----------   -----------   -----------   -----------
Distributions paid from tax exempt income ....   $21,544,242   $23,803,072   $13,152,518   $11,371,766
                                                 ===========   ===========   ===========   ===========

At September 30, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                   FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                       INSURED            INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                 --------------------   --------------------
Cost of investments ..........................       $515,921,200           $489,572,523
                                                     ============           ============
Unrealized appreciation ......................       $ 17,593,197           $ 27,281,065
Unrealized depreciation ......................         (6,646,731)              (532,536)
                                                     ------------           ------------
Net unrealized appreciation (depreciation) ...       $ 10,946,466           $ 26,748,529
                                                     ============           ============
Distributable earnings - undistributed tax
   exempt income .............................       $    148,401           $    410,177
                                                     ============           ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


                               Annual Report | 49

Franklin New York Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2009, were as follows:

                                                  FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                      INSURED             INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                 --------------------   --------------------
Purchases ....................................        $44,126,923           $150,214,773
Sales ........................................        $78,119,549           $ 47,061,768

6. CONCENTRATION OF RISK

Each of the Funds invest a large percentage of its total assets in obligations of issuers within New York or U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York or U.S. territories.

7. MERGER

On August 28, 2009, the Franklin New York Intermediate-Term Tax-Free Income Fund acquired the net assets of HSBC Investor New York Tax-Free Bond Fund pursuant to a plan of reorganization approved by HSBC Investor New York Tax-Free Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,799,521 Class A shares, 49,868 Class C shares, and 2,006,398 Advisor Class shares of the Franklin New York Intermediate-Term Tax-Free Income Fund (valued at $10.88, $10.90, and $10.90, respectively) for the net assets of HSBC Investor New York Tax-Free Bond Fund which aggregate $41,992,078 and includes $926,937 of unrealized appreciation (depreciation). The combined net assets of the Franklin New York Intermediate-Term Tax-Free Income Fund immediately after the merger were $483,070,513.

8. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers,


                               50 | Annual Report

Franklin New York Tax-Free Trust

8. CREDIT FACILITY (CONTINUED)

including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the year ended September 30, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                                                  FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                       INSURED            INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                 --------------------   --------------------
Commitment fees ..............................           $825                   $580

9. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At September 30, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through November 16, 2009, the issuance date of the financial statements, and determined that no events have occurred that require disclosure.


                               Annual Report | 51

Franklin New York Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDC   - Housing Development Corp.
HFAR  - Housing Finance Authority Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
MFH   - Multi-Family Housing
MFHR  - Multi-Family Housing Revenue
MTA   - Metropolitan Transit Authority
NATL  - National Public Financial Guarantee Corp.
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
XLCA  - XL Capital Assurance


                               52 | Annual Report

Franklin New York Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Insured Tax-Free Income Fund and Franklin New York Intermediate-Term Tax-Free Income Fund (separate portfolios of Franklin New York Tax-Free Trust, hereafter referred to as the "Funds") at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2009


                               Annual Report | 53

Franklin New York Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2009. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               54 | Annual Report

Franklin New York Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee           Since 1986         134                        Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee           Since 1998         111                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board,
Blue Shield of California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                Trustee           Since 2007         111                        ICO Global Communications (Holdings)
One Franklin Parkway                                                                           Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee           Since 2005         134                        Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                       Company (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee           Since 1986         111                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee           Since 2007         134                        Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)       Trustee           Since 2007         142                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)          Lead              Trustee since      111                        None
One Franklin Parkway           Independent       2007 and Lead
San Mateo, CA 94403-1906       Trustee           Independent
                                                 Trustee since
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and       Trustee since      134                        None
One Franklin Parkway           Chairman of       1986 and
San Mateo, CA 94403-1906       the Board         Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)    Trustee           Since 2007         90                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)          Vice President    Since 1999         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)   Vice President    Since 1999         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)          Chief             Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway           Compliance        Officer since
San Mateo, CA 94403-1906       Officer and       2004 and Vice
                               Vice President    President - AML
                               - AML             Compliance since
                               Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)      Chief             Since March 2009   Not Applicable             Not Applicable
One Franklin Parkway           Executive
San Mateo, CA 94403-1906       Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
GASTON GARDEY (1967)           Treasurer,        Since March 2009   Not Applicable             Not Applicable
One Franklin Parkway           Chief Financial
San Mateo, CA 94403-1906       Officer and
                               Chief
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ALIYA S. GORDON (1973)         Vice President    Since March 2009   Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice President    Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY  (1955)         Vice President    Since August 2009  Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)  President and     President since    Not Applicable             Not Applicable
One Franklin Parkway           Chief             1986 and Chief
San Mateo, CA 94403-1906       Executive         Executive Officer
                               Officer -         - Investment
                               Investment        Management
                               Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)      Vice President    Since August 2009  Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)       Vice President    Since 2006         Not Applicable             Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)           Vice President    Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)            Vice President    Since 1999         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due his position as officer and director and major shareholders of Franklin Resources, Inc., (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                                                              Annual Report | 59

Franklin New York Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               60 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09

                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT A2009 11/09




Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $60,350 for the fiscal year ended September 30, 2009 and $96,688 for the fiscal year ended September 30, 2008.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended September 30, 2009 and $4,000 for the fiscal year ended September 30, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2009 and $726 for the fiscal year ended September 30, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2009 and $283,351 for the fiscal year ended September 30, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended September 30, 2009 and $288,077 for the fiscal year ended September 30, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants.  N/A


Item 6. Schedule of Investments.        N/A


Item 7. Disclosure  of Proxy Voting Policies and Procedures for Closed-End
        Management Investment Companies.        N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A


Item 9. Purchases of Equity  Securities  by  Closed-End  Management  Investment
Company and Affiliated Purchasers.      N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST



By /s/LAURA F. FERGERSON
   --------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/LAURA F. FERGERSON
   --------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  November 25, 2009



By /s/GASTON GARDEY
  ----------------------------
     Gaston Gardey
     Chief Financial Officer and
       Chief Accounting Officer
Date  November 25, 2009